UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03101

CALVERT TAX-FREE RESERVES
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Year ended December 31, 2006

Item 1. Report to Stockholders.


Calvert

Investments that make a difference

E-Delivery Sign-up -- details inside

December 31, 2006

Annual Report

Calvert Tax-Free Reserves
     Money Market Portfolio
     Limited-Term Portfolio
     Long-Term Portfolio

Calvert

Investments that make a difference

A UNIFI Company

Calvert Tax-Free Reserves

Table of Contents

President's Letter
2

Portfolio Manager Remarks
4

Shareholder Expense Example
12

Report of Independent Registered Public Accounting Firm
14

Statements of Net Assets
15

Notes to Statements of Net Assets
34

Statements of Operations
35

Statements of Changes in Net Assets
36

Notes to Financial Statements
40

Financial Highlights
47

Explanation of Financial Tables
52

Proxy Voting and Availability of Quarterly Portfolio Holdings
54

Basis for Board's Approval of Investment Advisory Contract
55

Trustee and Officer Information Table
60

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Dear Shareholder:

Over the twelve-month period ended December 31, 2006, the U.S. economy and financial markets persevered to deliver overall strong results--despite volatile energy prices, the ongoing Iraq war, large trade deficits, and a change in Federal Reserve (Fed) policy and leadership.

While the fixed-income markets ultimately made gains, bond investors were challenged for much of the year by the uncertainty surrounding interest rates and an inverted yield curve (where interest rates for shorter-term bonds are higher than those for longer-term securities). After 17 consecutive rate increases, the Fed has left short-term rates unchanged since August. In our view, the Fed may be in a long-term holding pattern, awaiting clear signals of either a heating or cooling economy before they move short-term rates again.

An Inverted Yield Curve

At year end, and at various points during 2006, the yield curve for the bond market was inverted, with 3-month Treasury bills offering higher yields than longer-term, 20-year Treasury bonds. Typically, of course, longer-term securities offer higher rates to compensate investors for taking on greater risk. Inverted yield curves are a rarity--we've only had nine over the past 50 years--but they are significant because historically they have often preceded an economic slowdown or even a recession. However, as we look at strong employment, healthy corporate profits, and other economic indicators, we do not feel a recession is likely.

Our 30-Year Milestone in Fixed-Income Management

On the corporate side, 2006 was a significant year for Calvert, marking our 30th anniversary. As you may know, Calvert's initial investment offering was the First Variable Rate Fund, the first money-market fund in the country designed to deliver competitive, variable interest rates. On the fixed-income side of our business, assets reached a record $7 billion in 2006--a tribute to our strong management team and results.

Former Calvert Board Member Awarded 2006 Nobel Peace Prize

In 2006, Dr. Muhammad Yunus and Grameen Bank were jointly awarded the Nobel Peace Prize for their pioneering work in microfinance. An original board member of Calvert World Values Fund, Dr. Yunus founded the Grameen Bank in 1976 to provide poor people with access to small loans that empower them to start or expand their own businesses. Calvert has long believed in the power that investing can have on economic well-being; this award explicitly acknowledges the direct link between financial self-sufficiency and peace. Calvert is proud of our 10-year association with Dr. Yunus and of the role that our firm and shareholders have played in supporting work in microfinance and community investment.

A Long-Term, Disciplined Outlook

With so many diverse factors affecting the economy and bond market, the expertise of a professional bond fund manager can be very beneficial. Calvert's experience in the fixed-income markets spans 30 years, covering virtually every type of interest-rate environment. We encourage you to work with a financial professional, who can provide important insights into investment markets and personal financial planning.

As Calvert celebrates its 30th anniversary year, I'd like to thank you for your continued confidence in our investment products, and we look forward to continuing to serve you in the year ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
January 2007

Investors should carefully consider the investment objective, risks, charges, and expenses of a mutual fund before investing. For a prospectus containing this and other information on any Calvert mutual fund, contact your financial advisor or call 1.800.CALVERT. Please read the prospectus carefully before investing

Calvert Tax-Free Reserves Money Market Portfolio

Portfolio Managers

Thomas A. Dailey
James B. O'Boyle

Fund Information primary investments tax-exempt money market NASDAQ symbol CTMXX CUSIP number 131620-10-6

Performance

For the one-year period ended December 31, 2006, Calvert Tax-Free Reserves Money Market Portfolio returned 2.83%, versus 2.76% for the Lipper Tax-Exempt Money Market Funds Average.

Investment Climate

During the 12-month reporting period the Federal Reserve (Fed) increased the target Fed funds rate 0.25% at the first four of its eight scheduled meetings, pushing the rate to 5.25% before moving to the sidelines in August. Money-market interest rates, including those of the three-month Treasury bill, rose in response to these hikes.1 Long-term interest rates increased slightly, with the benchmark 10-year Treasury yield rising 0.31% to 4.70%.

The U.S. economy grew at a 3.4% pace during the reporting period, as measured by gross domestic product (GDP), which is in line with the long-term U.S. average.2 GDP growth was anchored by a very strong first quarter followed by below-trend growth for the remainder of the year. Inflation became an issue during the year, however. The headline consumer price index (CPI) exceeded a 4% annualized pace and the core CPI, which excludes volatile food and energy prices, increased nearly 3%. By the end of the year, however, core inflation had moderated to a 2.6% annual pace although it still remained outside the Fed's comfort zone.

In May, rising headline and core inflation led the Fed to suggest that more rate increases were possible. But in August, the Fed paused its interest rate hikes to see what the economy and inflation would do on its own, and this wait-and-see attitude continues at year-end.

Portfolio Strategy

During the first half of 2006, we directed our purchases to the shorter end of the money-market yield curve. Anticipating rising short-term rates, we focused our purchases on variable-rate securities, whose rates adjust with changes in short-term rates. This tactic proved successful as the Fed continued to raise its target funds rate through June 30, 2006. Throughout the year, we also sought to maintain an average maturity near that of the Portfolio's peer group. As of December 26, 2006, the average tax-free money market fund had an average days-to-maturity of 28 days, while the Portfolio averaged 26 days.3

Outlook

While core inflation remained high at year-end, the pace of inflation finally slowed over the latter half of 2006. If data continue to support this slowing trend, the Fed may see no need for further interest rate hikes. We expect U.S. economic growth to be slower than average in coming quarters, but do not expect a recession. And, while it may be too soon to tell if we've truly reached bottom in the housing slump, there are encouraging signs that the sector may be stabilizing as we head into 2007.

We are also watching the actions of central banks around the globe, many of which started gradually raising their interest rates during the reporting period. The U.S. relies heavily on foreign investment in U.S. securities to help offset our broad deficit, so it's important that domestic interest rates stay competitive with foreign rates.

Looking ahead, we believe the Portfolio is well positioned for the coming year.

January 2007

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2006, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

Portfolio
Statistics
weighted
average maturity
12.31.06	25 days
12.31.05	26 days

Economic Sectors	(% of Total Investments)
Airport	0.2%
Bond Bank	0.5%
Development	21.4%
Education	11.8%
Facilities	6.9%
General Obligation	8.7%
General Revenue	12.2%
Housing	12.1%
Medical	15.7%
Pollution Control	4.9%
Transportation	4.3%
Utilities	1.3%
Total	100%

class O
average annual
total return
as of 12.31.06
1 year	2.83%
5 year	1.31%
10 year	2.26%

Institutional class
average annual
total return
as of 12.31.06
1 year	3.08%
5 year	1.62%
inception	2.51%
(8.01.97)

7-day simple/
effective yield
as of 12.31.06
Class O	3.26%/3.31%
Class I	3.48%/3.54%

1. The three-month Treasury bill yield rose 0.93%, to 5.01%.

2. Average annualized growth rate of real GDP over the last 50 years was 3.3%. Data source: Commerce Department.

3. iMoneynet, 12/26/2006

Past performance is no guarantee of future returns.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Calvert Tax-Free Reserves Limited-Term Portfolio

Portfolio Managers

Thomas A. Dailey
James B. O'Boyle

Fund Information primary investments short-term tax-exempt bonds NASDAQ symbol CTFLX CUSIP number 131620-20-5

Comparative Investment Performance (Total Return at NAV)
(as of 12.31.06)

	CTFR	Lipper Short	Lehman 1 Year
	Limited-Term	Municipal Debt	Municipal
	Portfolio	Funds Average	Bond Index
1 year	1.40%	3.07%	3.20%
5 year*	1.85%	2.29%	2.26%
10 year*	2.90%	3.26%	3.48%

Performance

Calvert Tax-Free Reserves Limited-Term Portfolio Class A shares (at NAV) returned 1.40% for the 12-month reporting period ended December 31, 2006, versus the benchmark Lehman 1-Year Municipal Bond Index*** return of 3.20 % and the Lipper Short Municipal Debt Funds Average return of 3.07%. Credit-quality issues with two holdings that defaulted were the primary reason for this underperformance, and we are actively seeking to resolve these issues.

Total return at NAV does not reflect the deduction of the Portfolio's 1.00% front-end sales charge.

*     Average annual return

***  Unlike a fund, the Index does not incur expenses and is not available for investment.

Investment Climate

During the year the Federal Reserve (Fed) increased the target Fed funds rate 0.25% at the first four of its eight scheduled meetings, pushing the rate to 5.25% before moving to the sidelines in August. Money-market interest rates, including those of the three-month Treasury bill, rose in response to these hikes.1 Long-term interest rates increased slightly, with the benchmark 10-year Treasury yield rising 0.31% to 4.70%.

The U.S. economy grew at a 3.4% pace during the reporting period, as measured by gross domestic product (GDP), which is in line with the long-term U.S. average.2 GDP growth was anchored by a very strong first quarter followed by below-trend growth for the remainder of the year. Inflation became an issue during the year, however. The headline consumer price index (CPI) exceeded a 4% annualized pace and the core CPI, which excludes volatile food and energy prices, increased nearly 3%. By the end of the year, however, core inflation had moderated to a 2.6% annual pace.

In May, rising headline and core inflation led the Fed to suggest that more rate increases were possible. But in August, the Fed paused its interest rate hikes to see what the economy and inflation would do on its own, and this wait-and-see attitude continues at year-end.

Portfolio Strategy

Through the reporting period

Short-term municipal rates continued to rise throughout most of 2006, in response to the Fed interest rate hikes. During the first six months of 2006, interest rates for one to three-year AAA rated municipal bonds rose more than 0.50 percentage points. But these rates slipped after the Fed moved to the sidelines in August, and were only up 0.30 percentage points by year end.

Though the Portfolio ended the year with a positive total return of 1.40%, relative performance substantially lagged its peer group, as noted above. A decline in value among several Portfolio holdings with credit-quality issues was the primary cause of this underperformance. These securities include an economic development revenue bond that is currently unable to make its debt payments and several revenue bonds for multi-family housing, which suffered from a decline in occupancy levels due to the growth in single family housing. Our management team continues to diligently work through the Portfolio's credit issues and we remain confident of a positive resolution. In addition, we have internal credit diversification guidelines in place with respect to individual security maturity, sector, credit support, industry, issuer, region, and state in an effort to limit concentration risk.

Going forward

The Portfolio typically maintains a shorter average maturity than its peer group to minimize interest rate risk. Thus, the Portfolio's current average maturity is approximately one year compared with two years for the peer group. As we head into 2007, we plan to remain defensive on credit quality--concentrating our new purchases on higher-quality securities until lower-quality issues once again offer enough yield as an incentive to invest. This defensiveness requires us to remain patient since global demand for higher yields is driving investment in bonds worldwide, pushing bond prices up and weighing their interest rates down. As a result, the spread between interest rates for short- and long-term bonds -- as well as between higher- and lower-quality securities -- has narrowed across all debt markets. But we believe our patience will pay off once spreads begin to widen again. In the meantime, the Portfolio has continued to provide an attractive level of tax-exempt income.

Outlook

While core inflation remained high at year-end, the pace of inflation finally slowed over the latter half of 2006. If data continue to support this slowing trend, the Fed may see no need for further interest rate hikes. We expect U.S. economic growth to be slower than average in coming quarters, but do not expect a recession. And, while it may be too soon to tell if we've truly reached bottom in the housing slump, there are encouraging signs that the sector may be stabilizing as we head into 2007.

We are also watching the actions of central banks around the globe, many of which started gradually raising their interest rates during the reporting period. The U.S. relies heavily on foreign investment in U.S. securities to help offset our broad deficit, so it's important that domestic interest rates stay competitive with foreign rates.

Finally, credit spreads are very narrow right now, which means that investors aren't being compensated much for taking on the additional risk of lower-credit securities. We believe this may be about to change, however, and are keeping an eye on this trend.

January 2007

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2006, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

1. The three-month Treasury bill yield rose 0.94%, to 5.02%.

2. Average annualized growth rate of real GDP over the last 50 years was 3.3%. Data source: Commerce Department.

Portfolio
Statistics
monthly
dividend yield
12.31.06	2.19%
12.31.05	2.89%

30 day SEC yield
12.31.06	3.07%
12.31.05	3.32%

weighted
average maturity
12.31.06	1.02 years
12.31.05	1.14 years

effective duration
12.31.06	325 days
12.31.05	343 days

Growth of a hypothetical $10,000 investment

The average annual total returns below and in the line graph assume reinvestment of dividends and reflect the deduction of Portfolio's maximum front-end sales charge of 1.00%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. Past performance is no guarantee of future returns. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or the redemption of Portfolio shares.

average annual
total return
as of 12.31.06
1 year	0.35%
5 year	1.64%
10 year	2.79%

Economic Sectors	(% of Total Investments)
Bond Bank	1.9%
Development	13.4%
Education	20.8%
Facilities	2.5%
General Obligation	13.5%
General Revenue	17.3%
Housing	17.6%
Medical	4.9%
Pollution Control	2.5%
Transportation	4.1%
Utilities	1.5%
Total	100%

Calvert Tax-Free Reserves Long-Term Portfolio

Portfolio Managers

Thomas A. Dailey
James B. O'Boyle

Fund Information asset allocation long-term tax-exempt bonds NASDAQ symbol CTTLX CUSIP number 131620-30-4

Performance

For the one-year reporting period ended December 31, 2006, Calvert Tax-Free Reserves Long-Term Portfolio Class A shares (at NAV) returned 4.25%. The benchmark Lehman Municipal Bond Index*** returned 4.84% for the same period, with a gain of 4.50% for the Lipper General Municipal Debt Funds Average. Relatively short portfolio duration and a credit-quality issue with one holding contributed to the Portfolio's underperformance.

Comparative Investment Performance (Total Return at NAV)
(as of 12.31.06)

	CTFR	Lipper General	Lehman
	Long-Term	Municipal Debt	Municipal Bond
	Portfolio	Funds Average	Index**
1 year	4.25%	4.50%	4.84%
5 year*	5.20%	4.87%	5.53%
10 year*	5.07%	4.90%	5.76%

Total return at NAV does not reflect the deduction of the Portfolio's 3.75% front-end sales charge.

*     Average annual return

**   Source: Lipper Analytical Services, Inc.

***  Unlike a fund, the Index does not incur expenses and is not available for investment.

Investment Climate

During the 12-month reporting period the Federal Reserve (Fed) increased the target Fed funds rate 0.25% at the first four of its eight scheduled meetings, pushing the rate to 5.25% before moving to the sidelines in August. Money-market interest rates, including those of the three-month Treasury bill, rose in response to these hikes.1 Long-term interest rates increased slightly, with the benchmark 10-year Treasury yield rising 0.31% to 4.70%. However, interest rates on long-term AAA municipal securities ended the year approximately 0.2 percentage points lower they began.

The U.S. economy grew at a 3.4% pace during the reporting period, as measured by gross domestic product (GDP), which is in line with the long-term U.S. average.2 GDP growth was anchored by a very strong first quarter followed by below-trend growth for the remainder of the year. Inflation became an issue during the year, however. The headline consumer price index (CPI) exceeded a 4% annualized pace and the core CPI, which excludes volatile food and energy prices, increased nearly 3%. By the end of the year, however, core inflation had moderated to a 2.6% annual pace although it still remained outside the Fed's comfort zone.

In May, rising headline and core inflation led the Fed to suggest that more rate increases were possible. But in August, the Fed paused its interest rate hikes to see what the economy and inflation would do on its own, and this wait-and-see attitude continues at year-end.

Portfolio Strategy

Through the reporting period

Our strategy reflects Calvert's FourSight® management process, which seeks to deliver competitive results even during difficult markets. With this four-step process, we manage duration, monitor the yield curve, optimize sector allocation, and analyze credit quality. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

Given the slight decline in municipal longer-term interest rates during the year, the Fund's shorter relative duration negatively impacted the Portfolio. A holding that defaulted, causing the value of those bonds to decline, was another detractor from performance. But we believe prospects are good for those bonds to eventually recover their value.

On the other hand, Portfolio performance relative to the Index was positively impacted by our allocation to housing bonds, education and general obligation bonds. Treasury futures (which are agreements to buy or sell Treasury securities in the future) were used to adjust the Portfolio's duration and also contributed to performance.

Going forward

Demand for municipal bonds is strong and municipal bond issuance remains high. We are currently positioned defensively from both an interest rate and credit standpoint, and plan to continue concentrating new purchases on higher-quality securities until we feel lower-quality issues offer enough investment incentive, through higher yields, to justify the added risk. This defensive stance requires us to remain patient while global demand for higher income and foreign investment in US bonds continues, driving bond prices up and yields down across all debt markets. But we believe our patience will pay off once the difference in interest rates between various maturities, and higher- and lower-quality issues begins to widen again.

Outlook

While core inflation remained high at year-end, the pace of inflation finally slowed over the latter half of 2006. If data continue to support this slowing trend, the Fed may see no need for further interest rate hikes. We expect U.S. economic growth to be slower than average in coming quarters, but do not expect a recession. And, while it may be too soon to tell if we've truly reached bottom in the housing slump, there are encouraging signs that the sector may be stabilizing as we head into 2007.

We are also watching the actions of central banks around the globe, many of which started gradually raising their interest rates during the reporting period. The U.S. relies heavily on foreign investment in U.S. securities to help offset our broad deficit, so it's important that domestic interest rates stay competitive with foreign rates.

Finally, credit spreads are very narrow right now, which means that investors aren't being compensated much for taking on the additional risk of securities with lower credit-quality ratings. We believe this may be about to change, however, and are keeping an eye on this trend.

January 2007

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2006, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

1. The three-month Treasury bill yield rose 0.94%, to 5.02%.

2. Average annualized growth rate of real GDP over the last 50 years was 3.3%. Data source: Commerce Department.

Portfolio
statistics
monthly
dividend yield
12.31.06	3.54%
12.31.05	3.71%

30 day SEC yield
12.31.06	3.78%
12.31.05	3.82%

weighted
average maturity
12.31.06	14 years
12.31.05	14 years

effective duration
12.31.06	6.00 years
12.31.05	5.07 years

Economic Sectors	(% of Total Investments)
Airport	1.1%
Development	6.7%
Education	16.0%
Facilities	4.8%
General Obligation	12.8%
General Revenue	23.4%
Housing	14.2%
Medical	5.9%
Pollution Control	5.5%
Transportation	4.0%
Utilities	5.6%
Total	100%

Growth of a hypothetical $10,000 investment

The average annual total returns below and in the line graph assume reinvestment of dividends and reflect the deduction of Fund's maximum front-end sales charge of 3.75%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or the redemption of Portfolio shares. Past performance is no guarantee of future returns. Source: Lipper Analytical Services, Inc.

average annual
total return
as of 12.31.06
1 year	0.36%
5 year	4.40%
10 year	4.67%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Money Market Portfolio charges a monthly low balance account fee of $3 to those shareholders whose account balance is less than $1,000. If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
Money Market	7/1/06	12/31/06	7/1/06 - 12/31/06
Class O
Actual	$1,000.00	$1,014.60	$3.35
Hypothetical	$1,000.00	$1,021.88	$3.36
(5% return per
year before expenses)
Institutional Class
Actual	$1,000.00	$1,015.80	$2.18
Hypothetical	$1,000.00	$1,023.04	$2.19
(5% return per
year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.66%, and 0.43% for Class O and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 184/365.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
Limited-Term	7/1/06	12/31/06	7/1/06 - 12/31/06
Actual	$1,000.00	$1,013.10	$3.59
Hypothetical	$1,000.00	$1,021.64	$3.60
(5% return per
year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.71%, multiplied by the average account value over the period, multiplied by 184/365.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
Long-Term	7/1/06	12/31/06	7/1/06 - 12/31/06
Actual	$1,000.00	$1,040.30	$4.13
Hypothetical	$1,000.00	$1,021.16	$4.09
(5% return per
year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Calvert Tax-Free Reserves:

We have audited the accompanying statements of net assets of the Calvert Tax-Free Reserves Money Market, Limited-Term, and Long-Term Portfolios, each a series of Calvert Tax-Free Reserves, as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Tax-Free Reserves Money Market, Limited-Term and Long-Term Portfolios as of December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 23, 2007

Money Market Portfolio
Statement of Net Assets
December 31, 2006

	Principal
Municipal Obligations - 99.0%	Amount	Value
Alabama - 5.0%
Alabama State MFH Revenue VRDN, 3.99%, 4/1/14,
LOC: AmSouth Bank (r)	$2,105,000	$2,105,000
Auburn Alabama Industrial Development Board VRDN, 4.00%,
5/1/20, LOC: Allied Irish Bank (r)	3,595,000	3,595,000
Calhoun County Alabama Economic Development Council Revenue
VRDN, 4.10%, 4/1/21, LOC: Bank of America (r)	6,000,000	6,000,000
Colbert County Alabama Industrial Development Board Revenue
VRDN, 4.05%, 10/1/11, LOC: Wachovia Bank (r)	1,925,000	1,925,000
Huntsville Alabama Industrial Development Board Revenue
VRDN, 4.26%, 11/1/26, LOC: First Commonwealth Bank (r)	2,855,000	2,855,000
Mobile County Alabama IDA Revenue VRDN, 4.05%, 4/1/20,
LOC: Wachovia Bank (r)	2,885,000	2,885,000
Northport Alabama MFH Revenue VRDN:
4.09%, 9/3/15, LOC: AmSouth Bank (r)	1,475,000	1,475,000
3.99%, 7/1/18, LOC: AmSouth Bank (r)	4,430,000	4,430,000
Taylor-Ryan Alabama Improvement District Revenue VRDN,
3.98%, 11/1/35, LOC: Columbus Bank & Trust (r)	13,800,000	13,800,000
Tuscaloosa County Alabama IDA Revenue VRDN, 4.00%,
12/1/23, LOC: Regions Bank (r)	3,910,000	3,910,000
Valley Alabama Special Care Facilities Authority Revenue VRDN,
4.06%, 6/1/25, LOC: Columbus Bank & Trust (r)	2,830,000	2,830,000

Arizona - 1.4%
Pinal County Arizona IDA and Solid Waste Disposal Revenue VRDN,
4.07%, 8/1/22, LOC: Farm Credit Services, C/LOC: Key Bank (r)	3,700,000	3,700,000
Tucson Arizona IDA Revenue VRDN, 3.91%, 1/15/32,
LOC: Fannie Mae (r)	9,035,000	9,035,000

Arkansas - 1.6%
Arkadelphia Arkansas IDA Revenue VRDN, 4.00%, 4/1/11,
LOC: Svenska Handelsbanke (r)	4,000,000	4,000,000
Arkansas State MFH Development Finance Authority VRDN:
3.99%, 10/1/30, LOC: Regions Bank (r)	5,200,000	5,200,000
4.01%, 11/1/31, LOC: First Tennessee Bank (r)	5,000,000	5,000,000

California - 5.2%
ABN AMRO Muni TOPS Certificate Trust VRDN, 3.92%, 7/4/07,
BPA: ABN AMRO Bank, MBIA Insured (r)	1,800,000	1,800,000
Alameda-Contra Costa California Schools Financing Authority COPs,
3.84%, 8/1/24, BPA: Dexia Credit Local, AMBAC Insured (r)	300,000	300,000
California State Pollution Control Financing Authority Revenue VRDN:
3.97%, 9/1/10, LOC: Bank of the West (r)	2,855,000	2,855,000
3.99%, 3/1/16, LOC: Comercia Bank (r)	2,155,000	2,155,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
California - Cont'd
California State School Cash Reserve Program COPs, 4.50%, 7/6/07,
AMBAC Insured	$5,500,000	$5,527,074
California Statewide Communities Development Authority Special
Tax Revenue VRDN, 3.93%, 5/1/22, LOC: Bank of the West,
C/LOC: CalSTRs (r)	1,710,000	1,710,000
Fresno California Revenue VRDN, 3.77%, 5/1/15,
LOC: U.S. Bank (r)	900,000	900,000
Inland Valley California Development Agency Tax Allocation VRDN,
3.92%, 3/1/27, LOC: Union Bank, C/LOC: CalSTRs (r)	18,545,000	18,545,000
Los Angeles County California Housing Authority Revenue VRDN,
3.73%, 12/1/07, LOC: Freddie Mac (r)	2,500,000	2,500,000
San Bernardino County California MFH Revenue VRDN, 3.75%,
2/1/23, LOC: Citibank, C/LOC: FHLB (r)	5,210,000	5,210,000
Victorville California MFH Revenue VRDN, 4.08%, 12/1/15,
C/LOC: Citibank (r)	5,665,000	5,665,000

Colorado - 4.3%
Colorado State General Fund Revenue Anticipation Notes, 4.50%,
6/27/07	8,000,000	8,028,220
Colorado State Education Loan Program Tax & Revenue Anticipation
Notes, 4.50%, 8/3/07	5,000,000	5,019,663
Colorado State Housing and Finance Authority Revenue VRDN:
3.92%, 10/15/16, CA: Fannie Mae (r)	22,960,000	22,960,000
4.00%, 10/1/30, BPA: FHLB, CF: Colorado - HFA (r)	480,000	480,000
Westminster Colorado Economic Development Authority Tax Allocation
Revenue VRDN, 3.92%, 12/1/28, LOC: DEPFA Bank plc (r)	3,000,000	3,000,000

Delaware - 0.7%
Wilmington Delaware Revenue VRDN, 3.95%, 7/1/31, LOC: Allied
Irish Bank (r)	6,000,000	6,000,000

District of Columbia - 1.7%
District of Columbia GO VRDN, 4.00%, 6/1/31, BPA: Bank of
America, MBIA Insured (r)	15,060,000	15,060,000

Florida - 0.8%
Miami-Dade County Florida IDA Revenue VRDN, 3.92%, 5/1/28,
LOC: SunTrust Bank (r)	2,405,000	2,405,000
Sarasota County Florida Continuing Care Retirement Community
Revenue VRDN, 4.00%, 6/1/36, LOC: Bank of Scotland (r)	1,000,000	1,000,000
Seminole Florida County IDA Revenue VRDN, 3.93%, 11/1/34,
LOC: Allied Irish Bank (r)	3,910,000	3,910,000

Georgia - 4.1%
Atlanta Georgia Water and Wastewater Revenue VRDN, 3.93%,
11/1/38, BPA: Dexia Credit Local, FSA Insured (r)	7,300,000	7,300,000
Columbus Georgia Downtown IDA Revenue VRDN, 4.06%, 8/1/15,
LOC: Columbus Bank & Trust (r)	6,645,000	6,645,000
Fayette County Georgia Hospital Authority Revenue VRDN,
3.92%, 6/1/26, LOC: SunTrust Bank (r)	2,000,000	2,000,000
Fulton County Georgia IDA Revenue VRDN, 4.69%, 12/1/10,
LOC: Branch Bank & Trust (r)	2,000,000	2,000,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Georgia - Cont'd
Gwinnett County Georgia Hospital Authority Revenue VRDN, 3.92%,
10/1/32, LOC: SunTrust Bank (r)	$3,250,000	$3,250,000
Macon-Bibb County Georgia Industrial Authority Revenue VRDN,
4.01%, 7/1/15, LOC: AmSouth Bank (r)	1,000,000	1,000,000
Rome Georgia MFH Revenue VRDN, 4.11%, 7/1/34,
LOC: Regions Bank (r)	7,650,000	7,650,000
Waleska Georgia Downtown Development Authority Revenue VRDN,
3.94%, 10/1/28, LOC: Regions Bank (r)	6,650,000	6,650,000
Warner Robins Georgia Downtown Development Authority Revenue
VRDN, 4.16%, 9/1/34, LOC: Columbus Bank & Trust (r)	1,300,000	1,300,000

Hawaii - 1.9%
Hawaii State Department Budget and Finance Revenue VRDN:
3.97%, 5/1/19, LOC: First Hawaiian Bank (r)	12,955,000	12,955,000
4.05%, 12/1/21, LOC Union Bank (r)	4,715,500	4,715,500

Illinois - 4.7%
Chicago Illinios GO Bonds, 3.52%, 2/15/08, LOC: Bank of America
(mandatory put, 10/11/2007 @ 100) (r)	2,500,000	2,500,000
Chicago Illinois GO VRDN, 3.96%, 1/1/37,
BPA: Landesbank Baden-Wurttenberg, FGIC Insured (r)	8,360,000	8,360,000
Illinois State Development Finance Authority Revenue VRDN:
3.94%, 6/1/19, LOC: Northern Trust Co. (r)	5,565,000	5,565,000
3.93%, 2/15/35, LOC: Marshall & Ilsley Bank (r)	7,000,000	7,000,000
3.94%, 4/1/35, LOC: Northern Trust Co. (r)	5,000,000	5,000,000
Illinois State Metropolitan Pier and Exposition Authority Revenue
VRDN, 3.95%, 12/15/23, BPA: Merrill Lynch (r)	14,120,000	14,120,000

Indiana - 3.9%
Allen County Indiana Economic Development Revenue VRDN, 4.20%,
11/1/09, LOC: JPMorgan Chase Bank (r)	1,500,000	1,500,000
Indiana State Development Finance Authority Revenue VRDN, 4.25%,
4/1/22, LOC: JPMorgan Chase Bank (r)	850,000	850,000
Indiana University Commercial Paper, 3.57%, 1/5/07,
LOC: JPMorgan Chase Bank	4,000,000	4,000,000
Indianapolis Indiana Local Public Improvement Bond Bank VRDN,
3.58%, 2/6/07, LOC: Key Bank	4,666,000	4,666,000
Jasper County Indiana Industrial Economic Recovery Revenue VRDN,
4.07%, 2/1/22, LOC: Farm Credit Services; C/LOC: Key Bank (r)	5,275,000	5,275,000
Portage Indiana Industrial Pollution Control Revenue VRDN, 4.32%,
5/1/18, LOC: Bank of Tokyo-Mitsubishi UFJ, Ltd. (r)	3,000,000	3,000,000
Spencer County Indiana Industrial Pollution Control Revenue VRDN,
4.32%, 11/1/18, LOC: Mizuho Corp. Bank Ltd. (r)	3,200,000	3,200,000
Terre Haute Indiana International Airport Authority Revenue VRDN,
4.11%, 2/1/21, LOC: Old National Bank; C/LOC: Northern
Trust Co. (r)	2,200,000	2,200,000
Valparaiso Indiana Industrial Economic Development Revenue VRDN,
4.01%, 5/1/31, LOC: Marshall & Ilsley Bank (r)	6,955,000	6,955,000
Vigo County Indiana Industrial Economic Development Revenue VRDN,
4.11%, 5/1/16, LOC: Old National Bank; C/LOC: Wells
Fargo Bank (r)	4,200,000	4,200,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Iowa - 2.0%
Iowa State Finance Authority Revenue VRDN, 4.07%, 7/1/18,
LOC: Citizens Business Bank; C/LOC Wells Fargo Bank (r)	$3,650,000	$3,650,000
Iowa State Tax & Revenue Anticipation Notes, 4.25%, 6/29/07	3,500,000	3,512,142
Iowa State Higher Education Loan Authority Revenue Anticipation Notes:
Loras College, 5.00%, 5/24/07, LOC: LaSalle Bank	1,000,000	1,004,337
Morningside, 5.00%, 5/24/07, LOC: U.S. Bank	2,500,000	2,511,793
Iowa State School Cash Anticipation Program Notes:
4.50%, 1/26/07, FSA Insured	3,000,000	3,002,566
4.50%, 6/28/07, FSA Insured	5,000,000	5,018,556

Kentucky - 3.5%
Lexington-Fayette Kentucky Urban County Educational Facilities Revenue
VRDN, 3.99%, 5/1/25, LOC: Fifth Third Bank (r)	5,015,000	5,015,000
Mayfield Kentucky Multi City Lease Revenue VRDN, 3.98%,
7/1/26, LOC: Fifth Third Bank (r)	3,225,000	3,225,000
Maysville Kentucky Industrial Building Revenue VRDN, 4.20%,
5/1/16, LOC: Bank of Tokyo-Mitsubishi UFJ, Ltd.,
C/LOC: Bank of New York (r)	5,740,000	5,740,000
Morehead Kentucky League of Cities Funding Trust Lease Program
Revenue VRDN, 3.99%, 6/1/34, LOC: U.S. Bank (r)	11,261,500	11,261,500
Northern Kentucky Port Authority Industrial Building Revenue VRDN,
3.99%, 12/1/21, LOC: Fifth Third Bank (r)	4,000,000	4,000,000
Winchester Kentucky Industrial Building Revenue VRDN, 4.12%,
10/1/18, LOC: Wachovia Bank (r)	2,400,000	2,400,000

Louisiana - 3.1%
Louisiana State Public Facilities Authority Revenue VRDN, 4.00%,
12/1/14, LOC: Regions Bank (r)	1,680,000	1,680,000
New Orleans Louisiana Aviation Board Revenue VRDN:
3.97%, 8/5/15, BPA: Dexia Credit Local, MBIA Insured (r)	2,345,000	2,345,000
3.97%, 8/1/16, BPA: Dexia Credit Local, MBIA Insured (r)	24,680,000	24,680,000

Maryland - 2.0%
Baltimore Maryland MFH Revenue VRDN, 3.92%, 4/15/34,
LOC: Fannie Mae (r)	8,194,000	8,194,000
Maryland State Economic Development Corp. Revenue VRDN, 3.92%,
2/1/34, LOC: SunTrust Bank (r)	2,300,000	2,300,000
Maryland State Health and Higher Educational Facilities Authority
Revenue VRDN, 3.93%, 1/1/21, LOC: M&T Trust Co. (r)	7,905,000	7,905,000

Massachusetts - 0.2%
Massachusetts State Development Finance Agency Revenue VRDN,
3.98%, 10/1/42, BPA: Societe Generale, XL Capital Assurance
Insured (r)	2,000,000	2,000,000

Michigan - 1.1%
Kent Michigan Hospital Finance Authority Revenue VRDN, 3.99%,
11/1/10, LOC: Fifth Third Bank (r)	1,900,000	1,900,000
Michigan GO Notes, 4.25%, 9/28/07, LOC: Depfa Bank plc	4,500,000	4,524,258
Michigan State Municipal Bond Authority General Revenue Bonds,
4.50%, 8/20/07, LOC: Bank of Nova Scotia	4,000,000	4,020,016

	Principal
Municipal Obligations - Cont'd	Amount	Value
Minnesota - 2.2%
Minnesota State Higher Education Facilities Authority Revenue VRDN,
3.90%, 4/1/27, LOC: Allied Irish Bank (r)	$3,470,000	$3,470,000
Minnesota State Housing Finance Agency Revenue Notes, 3.70%,
5/24/07, GIC: AIG Matched Funding Corp.	3,200,000	3,200,000
Richfield Minnesota MFH Revenue VRDN, 3.92%, 3/1/34,
LOC: Freddie Mac (r)	6,610,000	6,610,000
St. Louis Park Minnesota MFH Revenue VRDN, 3.92%, 8/1/34,
LOC: Freddie Mac (r)	6,700,000	6,700,000

Mississippi - 5.1%
Mississippi Business Finance Corp. Revenue VRDN, 4.11%, 11/1/13,
LOC: First Tennessee Bank (r)	2,090,000	2,090,000
Mississippi State Development Bank SO Revenue VRDN:
4.01%, 10/1/20, BPA: AmSouth Bank, AMBAC Insured (r)	7,565,000	7,565,000
4.01%, 12/1/23, BPA: JPMorgan Chase Bank, AMBAC Insured (r)	11,012,000	11,012,000
Mississippi State Development Bank GO VRDN:
4.01%, 6/1/20, BPA: AmSouth Bank, AMBAC Insured (r)	8,325,000	8,325,000
4.01%, 10/1/20, BPA: AmSouth Bank, AMBAC Insured (r)	2,905,000	2,905,000
4.01%, 1/1/40, BPA: BNP Paribas, AMBAC Insured (r)	15,000,000	15,000,000

Missouri - 1.8%
Carthage Missouri IDA Revenue VRDN:
4.07%, 4/1/07, LOC: Wachovia Bank (r)	2,000,000	2,000,000
4.12%, 9/1/30, LOC: Wachovia Bank (r)	2,000,000	2,000,000
Missouri State Development Finance Board Revenue VRDN, 4.07%,
9/1/08, LOC: BNP Paribas (r)	2,840,000	2,840,000
Missouri State Health & Educational Facilities Authority Revenue VRDN,
3.92%, 6/1/33, BPA: U.S. Bank, FGIC Insured (r)	9,700,000	9,700,000

Nevada - 1.1%
Clark County Nevada School District GO VRDN, 3.99%, 6/15/21,
BPA: Bayerische Landesbank Girozentrale, FSA Insured (r)	9,800,000	9,800,000

New Hampshire - 1.1%
New Hampshire State Health & Education Facilities Authority
Revenue VRDN:
4.00%, 10/1/23, LOC: Bank of America (r)	3,300,000	3,300,000
3.92%, 10/1/33, LOC: Bank of America (r)	6,410,000	6,410,000

New Jersey - 0.9%
New Jersey State Tax and Revenue Anticipation Notes,
4.50%, 6/22/07	8,000,000	8,035,725

New Mexico - 1.0%
New Mexico State Tax and Revenue Anticipation Notes, 4.50%, 6/29/07	9,000,000	9,031,455

New York - 3.5%
Albany New York IDA Revenue VRDN, 3.96%, 6/1/34,
LOC: M&T Trust Co. (r)	6,110,000	6,110,000
Metropolitan New York Transportation Authority Revenue VRDN:
4.00%, 11/1/26, LOC: BNP Paribas (r)	1,100,000	1,100,000
3.88%, 11/1/35, LOC: Fortis Bank (r)	10,800,000	10,800,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
New York - Cont'd
Monroe County New York IDA Revenue VRDN, 3.98%, 12/1/34,
LOC: M&T Trust Co. (r)	$1,540,000	$1,540,000
New York City GO VRDN:
3.90%, 8/1/34, LOC: Bank of America (r)	2,000,000	2,000,000
3.88%, 9/1/35, LOC: Royal Bank of Scotland (r)	5,000,000	5,000,000
New York City IDA Revenue VRDN:
3.93%, 12/1/34, LOC: Allied Irish Bank (r)	3,105,000	3,105,000
3.98%, 2/1/35, LOC: M&T Trust Co. (r)	2,240,000	2,240,000

North Dakota - 0.6%
Traill County North Dakota Solid Waste Disposal Revenue VRDN,
4.17%, 3/1/13, LOC: Wells Fargo Bank (r)	5,750,000	5,750,000

Ohio - 3.5%
Akron, Bath, & Copley Joint Township Ohio Hospital District Revenue
VRDN, 3.93%, 11/1/34, LOC: JPMorgan Chase Bank (r)	4,900,000	4,900,000
Blue Ash Ohio Economic Development Revenue VRDN, 3.98%,
5/1/30, LOC: National City Bank (r)	11,200,000	11,200,000
Butler County Ohio Healthcare Facilities Revenue VRDN, 3.99%,
9/1/22, LOC: Fifth Third Bank (r)	3,905,000	3,905,000
Cuyahoga County Ohio Healthcare Facilities Revenue VRDN, 3.97%,
11/1/23, LOC: Fifth Third Bank (r)	4,090,000	4,090,000
Hamilton County Ohio Healthcare and Life Enriching Community
Revenue VRDN, 3.93%, 1/1/37, LOC: PNC Bank (r)	5,645,000	5,645,000
Ohio State Higher Educational Facility Commission Revenue VRDN,
3.98%, 9/1/26, LOC: Fifth Third Bank (r)	2,075,000	2,075,000

Oklahoma - 0.5%
Pittsburg County Oklahoma Economic Development Authority Revenue
VRDN, 4.05%, 10/1/21, LOC: PNC Bank (r)	5,000,000	5,000,000

Pennsylvania - 3.4%
Butler County Pennsylvania IDA Revenue VRDN, 3.98%, 9/1/27,
LOC: National City Bank (r)	5,000,000	5,000,000
Lawrence County Pennsylvania IDA Revenue VRDN, 4.03%, 12/1/15,
LOC: National City Bank (r)	2,600,000	2,600,000
Pennsylvania State Higher Educational Facilties Authority Revenue
Bonds, 3.78%, 5/1/25, LOC: PNC Bank
(mandatory put, 5/1/07 @ 100) (r)	4,000,000	4,000,000
Pennsylvania State Higher Educational Facilities Authority Revenue
VRDN:
3.93%, 11/1/29, LOC: National City Bank (r)	13,450,000	13,450,000
3.94%, 11/1/36, LOC: Sovereign Bank; C/LOC: UniCredito
Italiano Bank plc (r)	6,350,000	6,350,000

Tennessee - 8.9%
Knox County Tennessee Health Educational & Housing Facilities
Board Revenue VRDN:
3.92%, 3/1/19, LOC: SunTrust Bank (r)	2,830,000	2,830,000
4.24%, 12/1/29, LOC: First Tennessee Bank (r)	4,100,000	4,100,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Tennessee - Cont'd
Loudon Tennessee Industrial Development Board Revenue VRDN, 3.95%,
4/1/13, LOC: JPMorgan Chase Bank (r)	$2,375,000	$2,375,000
Memphis-Shelby County Tennessee IDA Revenue VRDN, 3.93%, 3/1/24,
LOC: SunTrust Bank (r)	7,665,000	7,665,000
Metropolitan Government Nashville & Davidson County Tennessee
Health & Educational Facilities Revenue VRDN:
4.16%, 12/1/27, LOC: Regions Bank (r)	5,000,000	5,000,000
3.99%, 9/1/28, LOC: Fifth Third Bank (r)	2,835,000	2,835,000
Sevier County Tennessee Public Building Authority Revenue VRDN:
3.94%, 6/1/10, BPA: KBC Bank NV, AMBAC Insured (r)	1,720,000	1,720,000
3.94%, 6/1/12, BPA: KBC Bank NV, AMBAC Insured (r)	2,200,000	2,200,000
3.94%, 6/1/14, BPA: Landesbank Hessen-Thuringen Girozentrale,
AMBAC Insured (r)	2,635,000	2,635,000
3.94%, 6/1/17, BPA: Landesbank Hessen-Thuringen Girozentrale,
AMBAC Insured (r)	900,000	900,000
3.94%, 6/1/17, BPA: KBC Bank NV, AMBAC Insured (r)	3,200,000	3,200,000
3.94%, 6/1/18, BPA: Landesbank Hessen-Thuringen Girozentrale,
AMBAC Insured (r)	7,890,000	7,890,000
3.94%, 6/1/19, BPA: Landesbank Hessen-Thuringen Girozentrale,
AMBAC Insured (r)	7,685,000	7,685,000
3.94%, 6/1/21, BPA: Landesbank Hessen-Thuringen Girozentrale,
AMBAC Insured (r)	5,000,000	5,000,000
3.94%, 6/1/30, BPA: KBC Bank NV, AMBAC Insured (r)	3,585,000	3,585,000
Shelby County Tennessee Health Educational and Housing Facilities
Board Revenue VRDN:
3.94%, 5/1/16, LOC: Allied Irish Bank (r)	2,200,000	2,200,000
3.94%, 9/1/16, LOC: First Tennessee Bank (r)	6,000,000	6,000,000
3.94%, 6/1/26, LOC: Allied Irish Bank (r)	4,900,000	4,900,000
3.93%, 12/1/34, LOC: First Tennessee Bank (r)	3,500,000	3,500,000
Shelby Tennessee Tax Anticipation Notes, 4.50%, 6/29/07	5,000,000	5,017,026

Texas - 4.9%
Garland Texas Independent School District GO Bonds, 3.72%, 6/15/29,
BPA: DEPFA Bank plc, GA: Texas Permanent School Funding (r)	4,250,000	4,250,000
HFDC of Central Texas Inc. Revenue VRDN, 3.93%, 5/15/38,
LOC: Sovereign Bank FSB, C/LOC: KBC Bank (r)	6,500,000	6,500,000
Lufkin Texas Health Facilities Development Corp. Revenue VRDN,
4.00%, 2/15/28, LOC: Allied Irish Bank (r)	8,000,000	8,000,000
Tarrant County Texas Industrial Development Corp. Revenue VRDN,
4.12%, 9/1/27, LOC: JPMorgan Chase Bank (r)	4,000,000	4,000,000
Texas State Tax & Revenue Anticipation Notes, 4.50%, 8/31/07	3,000,000	3,018,239
Texas State GO Bonds, 3.52%, 4/1/36, BPA: State Street Bank &
Trust, BPA: CalPERS (mandatory put, 9/5/07 @ 100)(r)	5,000,000	5,000,000
Weslaco Texas Health Facilities Development Corp. VRDN, 4.03%,
6/1/23, BPA: Lehman Liquidity Co. LLC, Connie Lee Insured (r)	14,335,000	14,335,000

Utah - 3.7%
Utah State Housing Corp. Revenue VRDN, 4.05%, 7/1/36, BPA: Bayerische Landesbank Girozentrale, CF: Utah Housing Corp. (r)	5,000,000	5,000,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Utah - Cont'd
Utah State Municipal Securities Trust Certificates Revenue VRDN,
4.06%, 5/6/13, LOC: Bear Stearns (r)	$29,225,000	$29,225,000

Vermont - 1.6%
Vermont State Economic Development Authority Mortgage Revenue
VRDN, 3.95%, 5/1/09, LOC: Sovereign Bank, C/LOC: Lloyds
TSB Bank (r)	1,050,000	1,050,000
Vermont State Educational and Health Buildings Financing Agency
Revenue VRDN:
3.95%, 10/1/30, LOC: Banknorth (r)	10,060,000	10,060,000
3.95%, 1/1/33, LOC: Banknorth (r)	3,155,000	3,155,000

Washington - 1.1%
Washington State GO Bonds, 4.00%, 1/1/08, AMBAC Insured	6,780,000	6,812,785
Washington State Health Care Facilities Authority Revenue VRDN,
4.00%, 11/15/26, LOC: Citibank (r)	3,500,000	3,500,000

Wisconsin - 0.9%
Grafton Wisconsin IDA Revenue VRDN, 3.97%, 12/1/17,
LOC: U.S. Bank (r)	1,930,000	1,930,000
Wisconsin State Health and Educational Facilities Authority Revenue
VRDN, 3.95%, 11/1/23, LOC: U.S. Bank (r)	6,700,000	6,700,000

Wyoming - 2.3%
Gillette Wyoming Pollution Control Revenue VRDN, 4.03%, 1/1/18,
LOC: Barclays Bank plc (r)	16,200,000	16,200,000
Wyoming State Tax and Revenue Anticipation Notes, 4.50%, 6/27/07	5,000,000	5,018,933

Other - 3.7%
Roaring Fork Municipal Products LLC VRDN:
3.99%, 5/1/22, BPA: Bank of New York (r)	6,555,000	6,555,000
3.99%, 5/1/33, BPA: Bank of New York (r)	9,175,000	9,175,000
3.99%, 12/1/33, BPA: Bank of New York (r)	18,065,000	18,065,000

TOTAL INVESTMENTS (Cost $906,161,788) - 99.0%		906,161,788
Other assets and liabilities, net - 1.0%		9,038,077
Net Assets - 100%		$915,199,865

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class O: 903,683,284 shares outstanding		$903,572,212
Class I: 11,532,982 shares outstanding		11,531,726
Undistributed net investment income		95,927

Net Assets		$915,199,865

Net Asset Value Per Share
Class O: (based on net assets of $903,666,594)		$1.00
Institutional Class: (based on net assets of $11,533,271)		$1.00

See notes to statements of net assets and notes to financial statements.

Limited-Term Portfolio
Statement of Net Assets
December 31, 2006

	Principal
Municipal Obligations - 97.7%	Amount	Value
Alabama - 2.5%
Alabama State MFH Revenue VRDN:
3.99%, 9/1/20 (r)	$2,500,000	$2,500,000
Series I, 4.96%, 12/1/30 (r)	4,130,000	4,130,000
Series J, 4.96%, 12/1/30 (r)	2,280,000	2,280,000
Calhoun County Alabama Economic Development Council Revenue
VRDN, 4.10%, 4/1/21 (r)	2,500,000	2,500,000

Arizona - 0.5%
Glendale Arizona IDA Revenue Bonds,
4.40%, 12/1/14 (r)	1,100,000	1,086,866
Yavapai County Arizona IDA Solid Waste Disposal Revenue Bonds,
4.45%, 3/1/28 (mandatory put, 3/1/08 @ 100)(r)	1,370,000	1,373,028

California - 6.0%
ABN AMRO Munitops Certificate Trust VRDN, 3.92%, 7/4/07 (r)	1,000,000	1,000,000
Alameda-Contra Costa California Schools Financing Authority COPs,
3.84%, 8/1/24 (r)	300,000	300,000
California State CSUCI Financing Authority Revenue Bonds, 3.15%,
8/1/31 (mandatory put, 8/1/08 @ 100)	1,000,000	990,650
California State Department of Water Resources Revenue Bonds:
5.50%, 5/1/08	310,000	317,657
6.00%, 12/1/10 (prerefunded)	430,000	468,455
6.00%, 12/1/10 (unrefunded balance)	570,000	619,390
California State Economic Recovery GO Bonds, 5.00%, 7/1/23
(mandatory put, 7/1/07 @ 100)(r)	8,500,000	8,565,450
California State GO Bonds, 5.00%, 3/1/07	600,000	601,398
California State Public Works Board Revenue Bonds, 5.00%, 6/1/07	1,000,000	1,005,850
California Statewide Communities Development Authority Revenue
COPs, 6.00%, 6/1/08	500,000	516,615
California Statewide Communities Development Authority Revenue
VRDN, 3.63%, 3/1/31 (r)	400,000	400,000
California Statewide Communities Development MFH Special Tax
Revenue Bonds, 6.25%, 7/1/42 (mandatory put, 1/1/07 @ 100)(r)	6,625,000	6,624,271
Fremont California COPs, 3.84%, 8/1/25 (r)	605,000	605,000
Inland Valley California Development Agency Tax Allocation
VRDN, 3.92%, 3/1/27 (r)	970,000	970,000
Los Angeles California Community Redevelopment Agency COPs,
3.66%, 12/1/14 (r)	300,000	300,000
Los Angeles California MFH Revenue Bonds, 5.85%, 12/1/27
(mandatory put, 12/1/07 @ 100)(r)	300,000	303,318
Oxnard California Industrial Development Financing Authority
VRDN, 4.27%, 12/1/34 (r)	2,545,000	2,545,000
San Bernardino County California MFH Revenue VRDN, 3.75%,
2/1/23 (r)	450,000	450,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
California - Cont'd
Southern California Rapid Transit District Special Assessment Revenue
Bond, 5.90%, 9/1/07	$750,000	$761,453
Victorville California MFH Revenue VRDN, 4.08%, 12/1/15 (r)	450,000	450,000

Colorado - 2.7%
Lakewood City Colorado Plaza Metropolitan District Public Number
1 Tax Allocation and Revenue Bonds, 7.125%, 12/1/10	7,500,000	7,921,575
Triview Colorado Metropolitan District Revenue Revenue Bonds, 3.75%,
11/1/23 (mandatory put, 11/1/07 @ 100)(r)	4,835,000	4,834,033

Florida - 3.7%
Florida State Capital Trust Agency Housing Revenue Bonds, 4.25%
through 7/10/08, 6.25% thereafter to 7/1/40 (r)	14,452,566	14,157,011
University Athletic Association, Inc., Athletic Program Revenue Bonds:
2.80%, 10/1/31 (mandatory put, 10/1/08 @ 100)(r)	1,285,000	1,257,450
3.80%, 10/1/31 (mandatory put, 10/15/11 @ 100)(r)	2,000,000	1,999,040

Georgia - 0.4%
Columbus Georgia Downtown IDA Revenue Bonds, 5.61%, 7/1/29 (j)(r)*	3,900,000	1,765,023

Illinois - 4.9%
Chicago Illinois Board of Education GO Bonds, Zero Coupon, 12/1/09	4,000,000	3,593,640
Chicago Illinois Housing Authority Revenue Bonds:
5.00%, 7/1/08	1,500,000	1,528,740
5.00%, 7/1/09	3,000,000	3,091,770
Cook County Illinois Community Consolidated School District
GO Bonds, 4.00%, 1/1/07	3,590,000	3,590,072
Cook County Illinois School District GO Bonds, 4.50%, 12/1/07	2,500,000	2,520,175
Illinois State GO Bonds:
5.00%, 3/1/08	5,000,000	5,079,400
5.00%, 1/1/09	2,000,000	2,052,540
University of Illinois Revenue Bonds, 5.00%, 4/1/08	1,250,000	1,271,375

Indiana - 5.8%
Indiana State Development Finance Authority Revenue VRDN:
4.15%, 7/1/18 (r)	1,500,000	1,500,000
3.98%, 11/1/27 (r)	5,000,000	5,000,000
Indiana State Health & Educational Facilities Financing Authority
Revenue VRDN, 3.65%, 7/1/36 (r)	9,150,000	9,150,000
Indianapolis Indiana Local Public Improvement Bond Bank VRDN,
3.91%, 1/1/35 (r)	8,585,000	8,585,000
Portage Indiana Industrial Pollution Control Revenue VRDN, 4.32%,
5/1/18 (r)	2,150,000	2,150,000
Spencer County Indiana Industrial Pollution Control Revenue VRDN,
4.32%, 11/1/18 (r)	480,000	480,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Iowa - 2.2%
Ankeny Iowa GO Anticipation Notes, 3.50%, 6/1/07	$5,000,000	$4,990,450
Coralville Iowa GO Notes, 5.00%, 6/1/07	3,350,000	3,362,295
Iowa State School Cash Anticipation Program GO Notes, 4.50%,
6/28/07	2,000,000	2,008,500

Kentucky - 0.3%
Morehead Kentucky League of Cities Funding Trust Lease Program
Revenue VRDN, 3.99%, 6/1/34 (r)	1,247,500	1,247,500

Louisiana - 6.4%
Louisiana Local Government Environmental Facilities and Community
Development Authority Anticipation Notes, 6.25%, 12/1/07	16,000,000	15,999,680
Louisiana State GO Bonds, 4.00%, 7/15/07	1,000,000	1,001,860
Louisiana State HFA Mortgage Revenue Bonds, 4.71%,
12/1/47 (mandatory put, 11/28/08 @ 100)(r)	5,490,000	5,490,000
Louisiana State HFA Mortgage Revenue VRDN, 4.41%, 12/7/34 (r)	2,335,000	2,335,000
Louisiana State Offshore Terminal Authority Revenue Bonds, 3.65%,
10/1/21 (mandatory put, 4/1/08 @ 100)(r)	5,000,000	4,990,050

Maryland - 2.2%
Baltimore Maryland Revenue Bonds, 6.45%, 12/1/09 (r)	2,781,515	2,781,515
Maryland State Community Development MFH Revenue Bonds,
3.67%, 9/12/07	4,600,000	4,600,552
Maryland State Health and Higher Educational Facilities Authority
Revenue VRDN, 3.94%, 4/1/31 (r)	2,945,000	2,945,000

Massachusetts - 1.6%
Massachusetts State Development Finance Agency Revenue VRDN:
Series R-2, 3.98%, 10/1/42 (r)	1,170,000	1,170,000
Series R-4, 3.98%, 10/1/42 (r)	1,000,000	1,000,000
Massachusetts State GO Bonds, 5.50%, 11/1/11	5,000,000	5,397,450

Michigan - 1.2%
Michigan State GO Bonds, 4.25%, 9/28/07	5,500,000	5,527,775

Minnesota - 1.5%
Oak Park Heights Minnesota MFH Revenue VRDN, 3.92%, 11/1/35 (r)	4,000,000	4,000,000
St. Louis Park Minnesota MFH Revenue VRDN, 3.92%, 8/1/34 (r)	592,000	592,000
St. Paul Minnesota Port Authority Revenue VRDN, 4.17%, 6/1/19 (r)	2,235,000	2,235,000

Mississippi - 1.9%
Mississippi State Development Bank SO Revenue VRDN, 4.01%,
12/1/23 (r)	3,483,000	3,483,000
Mississippi State GO Bonds, 6.20%, 2/1/08	5,095,000	5,207,039

	Principal
Municipal Obligations - Cont'd	Amount	Value
Montana - 0.5%
Montana Bi-State Development Agency Revenue Bonds, 3.95%,
10/1/35 (mandatory put, 10/1/09 @ 100)(r)	$2,500,000	$2,514,175

Nevada - 0.3%
Clark County Nevada School District Revenue VRDN, 3.99%,
6/15/21 (r)	1,200,000	1,200,000

New York - 6.4%
Dutchess County New York Resource Recovery Agency Bond
Anticipation Notes, 3.65%, 12/28/07	7,400,000	7,339,172
New York City New York GO Bonds:
5.00%, 8/1/07	5,000,000	5,040,250
5.25%, 8/1/09	2,000,000	2,037,520
5.25%, 8/1/11	3,000,000	3,186,300
New York State GO Bonds, 3.00%, 4/15/08	4,695,000	4,653,684
New York Tri-Borough Bridge and Tunnel Authority Revenue Bonds,
5.125%, 1/1/22 (prerefunded 1/1/12 @ 100)	5,000,000	5,348,750
Utica New York IDA Revenue Bonds, 4.00%, 7/15/29
(mandatory put, 7/15/09 @ 100)(r)	2,000,000	2,002,560

North Dakota - 0.9%
Three Affiliated Tribes of the Fort Berthold Reservation Revenue
Bonds, 5.621%, 11/1/19 (r)	3,980,000	3,982,945

Ohio - 1.7%
Cincinnati Ohio City School District COPs, 5.00%, 12/15/10	1,500,000	1,570,080
Cleveland Ohio GO Bonds:
5.50%, 8/1/09 (prerefunded 8/1/07 @ 102)	245,000	252,492
5.50%, 8/1/09 (unrefunded balance)	965,000	993,940
Ohio State HFA Revenue Bonds:
4.25%, 4/1/08	3,810,000	3,820,897
4.45%, 10/1/09	1,510,000	1,508,701

Oklahoma - 0.7%
Tulsa County Oklahoma IDA Revenue Bonds:
5.00%, 4/20/47 (m)*	3,025,000	303
4.00%, 5/20/47 (r)	5,935,000	3,114,747

Pennsylvania - 5.3%
Allegheny County Pennsylvania IDA Revenue Bonds, 3.375%,
5/1/31 (mandatory put, 5/1/08 @ 100)(r)	4,150,000	4,116,634
Pennsylvania State Higher Educational Facilities Authority Revenue Bonds:
3.50%, 5/1/14 (mandatory put, 5/1/07 @ 100)(r)	2,025,000	2,025,000
2.75%, 11/1/34 (mandatory put, 11/1/07 @ 100)(r)	9,070,000	8,986,647
Pennsylvania State Higher Educational Facilities Authority
VRDN, 3.98%, 11/1/27 (r)	9,400,000	9,400,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Puerto Rico - 0.1%
Puerto Rico Highway & Transportation Authority Revenue Bonds,
3.89%, 7/1/09 (r)	$400,000	$400,000

Rhode Island - 0.3%
Rhode Island State Housing and Mortgage Finance Corp. Revenue
Bonds, 4.50%, 10/1/08	1,250,000	1,262,962

South Carolina - 1.0%
Dorchester County South Carolina IDA Revenue VRDN, 4.62%,
10/1/24 (r)	4,700,000	4,700,000

Tennessee - 2.2%
Sevier County Tennessee Public Building Authority Revenue VRDN:
Series III A-2, 3.94%, 6/1/18 (r)	5,005,000	5,005,000
Series III C-3, 3.94%, 6/1/18 (r)	2,990,000	2,990,000
3.94%, 6/1/20 (r)	2,445,000	2,445,000

Texas - 15.3%
Dallas Texas GO Bonds, 4.00%, 2/15/07	4,515,000	4,516,851
Denton Texas Independent School District GO Bonds, 3.90%, 8/15/21
(mandatory put, 8/15/07 @ 100)(r)	10,700,000	10,700,321
Garland Texas Independent School District GO Bonds, 3.72%,
6/15/29 (r)	4,000,000	4,000,617
Grand Prairie Texas Independent School District GO Bonds, 3.05%,
8/1/33 (mandatory put, 7/31/07 @ 100)(r)	5,200,000	5,175,196
HFDC of Central Texas Inc. Revenue VRDN, 3.40%, 2/15/09 (r)	10,000,000	10,000,000
Lewisville Texas Independent School District GO Bonds:
Zero Coupon, 8/15/09	2,000,000	1,813,980
Zero Coupon, 8/15/10	2,000,000	1,744,700
Northside Texas Independent School District GO Bonds:
3.80%, 8/1/33 (mandatory put, 7/31/07 @ 100)(r)	2,000,000	2,000,060
4.00%, 6/1/35 (mandatory put, 6/1/11 @ 100)(r)	5,000,000	5,030,100
Red River Texas Educational Finance Revenue Bonds, 3.10%,
12/1/31 (mandatory put, 12/3/07 @ 100)(r)	2,500,000	2,479,425
San Antonio Texas Electric And Gas Utility Revenue Bonds, 5.75%,
2/1/16 (prerefunded 2/1/10 @ 100)	5,105,000	5,413,291
Spring Texas Independent School District GO Bonds:
5.00%, 8/15/28 (mandatory put, 8/15/07 @ 100)(r)	3,000,000	3,002,310
5.00%, 8/15/29 (mandatory put, 8/15/08 @ 100)(r)	3,500,000	3,568,600
Tarrant County Texas Housing Finance Corp. Revenue Bonds,
6.25%, 3/1/04 (b)(f)	13,100,000	9,170,000
Texas State GO Bonds, 3.52%, 4/1/36 (mandatory put,
9/5/07 @ 100)(r)	2,500,000	2,500,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Vermont - 1.3%
Vermont State Educational and Health Buildings Financing Agency Revenue VRDN:
4.17%, 11/1/21 (r)	$4,575,000	$4,575,000
3.95%, 10/1/30 (r)	1,000,000	1,000,000
3.95%, 1/1/33 (r)	590,000	590,000

Virginia - 1.7%
Chesapeake Virginia IDA Revenue Bonds, 5.25%, 2/1/08	3,000,000	3,001,620
Virginia State Pocahontas Parkway Association Revenue Bonds:
Zero Coupon, 8/15/13 (prerefunded 8/15/08 @ 76.452)	2,800,000	2,017,288
Zero Coupon, 8/15/14 (prerefunded 8/15/08 @ 71.958)	1,100,000	745,921
Zero Coupon, 8/15/17 (prerefunded 8/15/08 @ 59.914)	2,095,000	1,182,858
Zero Coupon, 8/15/19 (prerefunded 8/15/08 @ 52.949)	2,000,000	997,960

Washington - 1.0%
Washington State Health Care Facilities Authority Revenue
VRDN, 4.00%, 11/15/26 (r)	3,000,000	3,000,000
Washington State Higher Education Facilities Authority Revenue Bonds,
5.00%, 10/1/30 (mandatory put, 4/1/08 @ 100)	1,500,000	1,523,445

West Virginia - 2.9%
West Virginia State Economic Development Authority Commonwealth
Development Revenue Bonds, 6.68%, 4/1/25 (g)(r)*	22,835,000	13,268,048

Other - 12.3%
Merrill Lynch Puttable Floating Option Tax-Exempt Receipts VRDN,
4.11%, 10/1/35 (r)	23,275,000	23,275,000
Roaring Fork Municipal Products LLC VRDN:
3.99%, 5/1/22 (r)	4,790,000	4,790,000
3.99%, 10/1/24 (r)	11,345,000	11,345,000
3.98%, 11/1/27 (r)	15,785,000	15,785,000
3.99%, 5/1/33 (r)	1,000,000	1,000,000
3.99%, 12/1/33 (r)	1,000,000	1,000,000

TOTAL INVESTMENTS (Cost $471,299,567) - 97.7%		453,666,261
Other assets and liabilities, net - 2.3%		10,904,566
Net Assets - 100%		$464,570,827

Net Assets Consist of:
Paid-in capital applicable to 44,682,710 shares of beneficial interest, unlimited number of no par value shares authorized		$493,503,614
Undistributed net investment income		90,861
Accumulated net realized gain (loss) on investments		(11,390,342)
Net unrealized appreciation (depreciation) on investments		(17,633,306)

Net Assets		$464,570,827

Net Asset Value Per Share		$10.40

See notes to statements of net assets and notes to financial statements.

Long-Term Portfolio
Statement of Net Assets
December 31, 2006
	Principal
Municipal Obligations - 98.5%	Amount	Value
Alabama - 3.0%
Alabama State MFH Revenue Bonds, 5.125%, 9/1/30 (r)	$1,600,000	$1,600,000

California - 12.0%
California Educational Facilities Authority Revenue Bonds, 6.625%,
6/1/20	1,490,000	1,610,735
Hawaiian Gardens California Public Finance Authority Revenue Bonds:
5.25%, 12/1/22	1,475,000	1,598,148
5.25%, 12/1/23	1,000,000	1,081,300
Oxnard California COPs, 4.75%, 6/1/28	1,000,000	1,017,110
Perris Union High School District Capital Appreciation Certificates,
6.00%, 10/1/30	985,000	1,048,749

Colorado - 4.2%
Lakewood City Colorado Plaza Metropolitan District Public Number
1 Tax Allocation and Revenue Bonds, 8.00%, 12/1/25	2,000,000	2,217,840

Connecticut - 2.1%
Connecticut State GO Bonds, 5.25%, 10/15/19	1,000,000	1,095,460

Florida - 13.2%
Dade County Florida GO Bonds, 7.75%, 10/1/18	2,000,000	2,686,520
Dade County Florida IDA Revenue Bonds, 8.00%, 6/1/22	1,220,000	1,236,409
Florida State Department of Environmental Protection Preservation
Revenue Bonds, 4.375%, 7/1/26	2,000,000	1,996,100
Miami-Dade County Florida School Board COPs, 5.00%, 8/1/20	1,000,000	1,052,650

Illinois - 3.2%
Illinois State Metropolitan Pier and Exposition Authority Dedicated
State Tax Revenue Bonds, 5.75%, 6/15/41	500,000	548,885
Illinois State Student Assistance Community Student Loan Revenue
Bonds, 5.10%, 9/1/08	1,135,000	1,155,532

Kentucky - 4.4%
Kentucky Housing Corp. Revenue Bonds, 5.00%, 6/1/35
(mandatory put, 6/1/23 @ 100)(r)	2,210,000	2,331,970

Louisiana - 5.2%
Louisiana Local Government Environmental Facilities and Community
Development Authority Revenue Bonds, 6.30%, 7/1/30	1,000,000	1,192,880
Louisiana State HFA Mortgage Revenue Bonds, 4.71%,
12/1/47 (mandatory put, 11/28/08 @ 100)(r)	610,000	610,000
Louisiana State Public Facilities Authority Revenue Bonds,
5.25%, 11/1/17	840,000	931,022

	Principal
Municipal Obligations - Cont'd	Amount	Value
Maryland - 1.8%
Cecil County Maryland Health Department COPs, 3.907%, 7/1/14 (r)	$804,000	$804,121
Maryland State Economic Development Corp. Revenue Bonds,
8.625%, 10/1/19 (k)*	500,000	163,089

Michigan - 5.0%
Ann Arbor Michigan School District GO Bonds, 4.75%, 5/1/29	1,000,000	1,027,380
Michigan State Municipal Bond Authority General Revenue Bonds,
5.00%, 10/1/23	1,500,000	1,601,145

New Jersey - 11.3%
Essex County New Jersey Improvement Authority Revenue
Bonds, 5.25%, 12/15/21	2,280,000	2,598,493
New Jersey State Transportation Trust Fund Authority Revenue
Bonds, 5.25%, 12/15/23	1,830,000	2,092,642
Passaic Valley New Jersey Water Commission Revenue Bonds, 5.00%,
12/15/18	1,185,000	1,307,446

Ohio - 5.4%
Ohio State Housing Finance Agency MFH Revenue Bonds:
5.45%, 8/20/34	1,775,000	1,866,679
4.90%, 6/20/48	1,000,000	1,005,480

Oklahoma - 3.0%
Citizen Potawatomi Nation Revenue Bonds, 6.50%, 9/1/16	1,500,000	1,592,265

Puerto Rico - 2.4%
Puerto Rico Commonwealth GO Bonds, 5.00%, 7/1/30
(mandatory put, 7/1/12 @ 100)(r)	1,200,000	1,256,352

Rhode Island - 1.1%
Rhode Island Port Authority and Economic Development Corp.
Airport Revenue Bonds, 7.00%, 7/1/14	500,000	564,655

South Carolina - 2.5%
Charleston County South Carolina Resource Recovery Revenue Bonds,
5.10%, 1/1/08	1,025,000	1,039,032
Dorchester County South Carolina IDA Revenue VRDN, 4.62%,
10/1/24 (r)	300,000	300,000

Texas - 9.8%
Garland City Texas GO Refunding Bonds, 5.25%, 2/15/20	1,500,000	1,630,020
Manor Texas Independent School District GO Bonds, 4.50%, 8/1/24	1,000,000	1,005,630
Mesquite Texas Independent School District No 1 GO Bonds,
Zero Coupon, 8/15/20	500,000	268,195
Tarrant County Texas Health Facilities Development Corp. Revenue
Bonds, 5.75%, 2/15/15	2,000,000	2,247,800

	Principal
Municipal Obligations - Cont'd	Amount	Value
Virgin Island - 2.1%
Virgin Islands Public Finance Authority Revenue Bonds, 6.375%,
10/1/19	$1,000,000	$1,092,800

Virginia - 3.5%
Chesterfield County Virginia IDA Pollution Control Revenue Bonds,
5.875%, 6/1/17	1,700,000	1,832,481

West Virginia - 1.1%
West Virginia State Economic Development Authority Commonwealth
Development Revenue Bonds, 6.68%, 4/1/25 (g)(r)*	992,500	576,682

Wisconsin - 2.2%
Monroe Wisconsin School District GO Bonds, 5.25%, 4/1/16	1,115,000	1,180,607

TOTAL INVESTMENTS (Cost $50,951,810) - 98.5%		52,064,304
Other assets and liabilities, net - 1.5%		790,791
Net Assets - 100%		$52,855,095

Net Assets Consist of:
Paid-in capital applicable to 3,189,280 Class A shares of beneficial interest, unlimited number of no par value shares authorized		$51,892,340
Undistributed net investment income		16,423
Accumulated net realized gain (loss) on investments		(224,254)
Net unrealized appreciation (depreciation) on investments		1,170,586

Net Assets		$52,855,095

Net Asset Per Share		$16.57

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Sold:
US Treasury Bonds	15	3/07	$1,671,562	$48,022
10 Year US Treasury Notes	5	3/07	537,344	10,070
Total Sold				$58,092

See notes to statements of net assets and notes to financial statements.

Notes to statements of net assets

(b)      This security was valued by the Board of Trustees. See Note A.

(f)      Tarrant County Texas Housing Finance Corp. Revenue Bonds (Chatham Creek project) in Limited Term have been restructured from an original maturity date of March 1, 2002. Security is currently in default for both principal and interest. Accrued interest as of December 31, 2006 totaled $1,394,149 and includes past due interest accrued since and due on September 1, 2005. Effective November 15, 2006, this security is no longer accruing interest.

(g)     West Virginia State Economic Development Authority Commonwealth Development Revenue Bonds (Stonewall Jackson project) in Limited Term and Long Term are currently in default for interest. Accrued interest as of December 31, 2006 totaled $1,571,987 and $68,325 respectively for Limited Term and Long Term and includes past due accrued since and due on April 1, 2006. Effective October 13, 2006, this security is no longer accruing interest.

(j)     Columbus Georgia Downtown IDA Revenue Bonds (Ralston project) in Limited Term are currently in default for interest. Accrued interest as of December 31, 2006 totaled $299,621 and includes past due accrued since and due on January 1, 2006. Effective November 15, 2006, this security is no longer accruing interest and the Fund has written off $233,252 in accrued interest.

(k)     Interest payments of the Maryland State Economic Development Corp. Revenue Bonds (Rocky Gap project) in Long Term have been deferred per conditions of the Supplemental Indenture until July 1, 2007. At December 31, 2006 accumulated deferred interest totaled $156,920 and includes interest accrued since and due on October 1, 2003.

(m)     Effective June 16, 2006, Tulsa County Oklahoma IDA Revenue Bonds (Asbury Square project) are no longer accruing interest and Limited Term has written off $265,528 in accrued interest.

(r)     The coupon rate shown on floating or adjustable rate securities represents the rate at year end.

*     Non-income producing security.

Explanation of Guarantees:

BPA: Board-Purchase Agreement

CA: Collateral Agreement

CF: Credit Facility

C/LOC: Confirming Letter of Credit

GA: Guaranty Agreement

GIC: Guaranteed Investment Contract

LOC: Letter of Credit

Abbreviations:

AMBAC: American Municipal Bond Assurance Corp.

COPs: Certificates of Participation

FGIC: Federal Guaranty Insurance Company

FHLB: Federal Home Loan Bank

FSA: Financial Security Assurance Inc.

GO: General Obligation

HFA: Housing Finance Authority

IDA: Industrial Development Authority

LLC: Limited Liability Corporation

MBIA: Municipal Bond Insurance Association

MFH: Multi-Family Housing

SO: Special Obligation

VRDN: Variable Rate Demand Notes

See notes to financial statements.

Statements of Operations
Year Ended December 31, 2006
	Money Market	Limited-Term	Long-Term
Net Investment Income	Portfolio	Portfolio	Portfolio
Investment Income:
Interest income	$33,234,950	$23,044,074	$2,722,476

Expenses:
Investment advisory fee	2,196,475	3,645,411	345,470
Transfer agency fees and expenses	1,074,305	395,652	31,282
Distribution Plan expenses:
Class A	--	--	51,821
Trustees' fees and expenses	60,475	36,555	3,662
Administrative fees:
Class O	2,459,736	--	--
Class A	--	68,289	6,308
Institutional Class	9,132	--	--
Accounting fees	125,436	85,629	8,241
Custodian fees	97,049	82,320	16,855
Insurance	222,347	20,579	1,347
Registration fees	43,047	37,433	15,939
Reports to shareholders	137,739	45,153	4,632
Professional fees	26,635	24,351	19,424
Miscellaneous	143,158	39,066	1,538
Total expenses	6,595,534	4,480,438	506,519
Fees waived:
Class A	--	--	(36,570)
Fees paid indirectly	(201,347)	(98,747)	(7,953)
Net expenses	6,394,187	4,381,691	461,996

Net Investment Income	26,840,763	18,662,383	2,260,480

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	80,467	(6,339,000)	(199,523)
Futures	--	--	76,848
	80,467	(6,339,000)	(122,675)

Change in unrealized appreciation (depreciation) on:
Investments	--	(4,533,385)	(50,343)
Futures	--	--	122,116
	--	(4,533,385)	71,773

Net Realized and Unrealized
Gain (Loss)	80,467	(10,872,385)	(50,902)

Net Increase (Decrease) in Net Assets
Resulting from Operations	$26,921,230	$7,789,998	$2,209,578

See notes to financial statements.

Money Market Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income	$26,840,763	$19,096,990
Net realized gain (loss)	80,467	(5,644)

Increase (Decrease) in Net Assets
Resulting from Operations	26,921,230	19,091,346

Distributions to shareholders from:
Net investment income:
Class O shares	(26,306,397)	(18,055,472)
Institutional Class shares	(546,737)	(1,018,309)
Total distributions	(26,853,134)	(19,073,781)

Capital share transactions:
Shares sold:
Class O shares	735,858,390	839,826,141
Institutional Class shares	186,780,374	454,502,007
Reinvestment of distributions:
Class O shares	25,941,286	17,687,481
Institutional Class shares	539,811	892,790
Shares redeemed:
Class O shares	(845,602,630)	(939,252,631)
Institutional Class shares	(217,119,854)	(443,796,588)
Total capital share transactions	(113,602,623)	(70,140,800)

Total Increase (Decrease) in Net Assets	(113,534,527)	(70,123,235)

Net Assets
Beginning of year	1,028,734,392	1,098,857,627
End of year (including undistributed net investment
income of $95,927 and $46,775, respectively)	$915,199,865	$1,028,734,392

See notes to financial statements.

	Year Ended	Year Ended
	December 31,	December 31,
Capital Share Activity	2006	2005
Shares sold:
Class O shares	735,858,390	839,826,141
Institutional Class shares	186,780,374	454,502,007
Reinvestment of distributions:
Class O shares	25,941,286	17,687,481
Institutional Class shares	539,811	892,790
Shares redeemed:
Class O shares	(845,602,630)	(939,252,631)
Institutional Class shares	(217,119,854)	(443,796,588)
Total capital share activity	(113,602,623)	(70,140,800)

See notes to financial statements.

Limited-Term Portfolio

Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income	$18,662,383	$24,172,319
Net realized gain (loss)	(6,339,000)	(2,826,811)
Change in unrealized appreciation or (depreciation)	(4,533,385)	(1,360,438)

Increase (Decrease) in Net Assets
Resulting from Operations	7,789,998	19,985,070

Distributions to shareholders from:
Net investment income	(18,705,177)	(24,146,218)

Capital share transactions:
Shares sold	83,183,249	154,905,891
Reinvestment of distributions	14,798,062	18,581,929
Shares issued from merger (See Note A)	14,307,343	--
Redemption fees	963	1,337
Shares redeemed	(407,123,677)	(609,015,679)
Total capital share transactions	(294,834,060)	(435,526,522)

Total Increase (Decrease) in Net Assets	(305,749,239)	(439,687,670)

Net Assets
Beginning of year	770,320,066	1,210,007,736
End of year (including undistributed
net investment income of $90,861 and $136,959 respectively)	$464,570,827	$770,320,066

Capital Share Activity
Shares sold	7,907,901	14,627,979
Reinvestment of distributions	1,413,579	1,758,131
Shares issued from merger (See Note A)	1,371,023	--
Shares redeemed	(38,861,001)	(57,535,860)
Total capital share activity	(28,168,498)	(41,149,750)

See notes to financial statements.

Long-Term Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income	$2,260,480	$2,548,646
Net realized gain (loss)	(122,675)	772,095
Change in unrealized appreciation or (depreciation)	71,773	(763,124)

Increase (Decrease) in Net Assets
Resulting from Operations	2,209,578	2,557,617

Distributions to shareholders from:
Net investment income	(2,260,067)	(2,550,150)
Net realized gain	--	(387,515)
Total distributions	(2,260,067)	(2,937,665)

Capital share transactions:
Shares sold	6,485,229	3,282,386
Reinvestment of distributions	1,932,215	2,566,392
Redemption fees	13	--
Shares redeemed	(18,441,612)	(5,849,467)
Total capital share transactions	(10,024,155)	(689)

Total Increase (Decrease) in Net Assets	(10,074,644)	(380,737)

Net Assets
Beginning of year	62,929,739	63,310,476
End of year (including undistributed
net investment income of $16,423 and $16,010 respectively)	$52,855,095	$62,929,739

Capital Share Activity
Shares sold	393,062	196,691
Reinvestment of distributions	117,335	154,294
Shares redeemed	(1,126,712)	(350,274)
Total capital share activity	(616,315)	711

See notes to financial statements.

Notes To Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Tax-Free Reserves (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is comprised of four separate portfolios, three of which are reported herein: Money Market, Limited-Term and Long-Term. Money Market and Limited-Term are registered as diversified portfolios and Long-Term as a non-diversified portfolio. The operations of each Portfolio are accounted for separately. Each Portfolio offers shares of beneficial interest. Money Market Class O and Institutional Class shares are sold without a sales charge. Institutional Class shares require a minimum account balance of $1,000,000 and have a lower expense ratio than Class O shares. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class A shares of Limited-Term and Long-Term are sold with a maximum front-end sales charge of 1.00% and 3.75%, respectively.

On June 27, 2006, the net assets of the Calvert Municipal Fund, Inc., California Limited-Term Municipal Fund ("California Limited-Term") merged into the Calvert Tax-Free Reserves, Limited-Term Portfolio ("CTFR Limited-Term"). The merger was accomplished by a tax-free exchange of 1,371,023 shares of the CTFR Limited-Term Portfolio (valued at $14,307,343) for 1,399,168 shares of the California Limited-Term Fund outstanding at June 27, 2006. The California Limited-Term Fund's net assets as of June 27, 2006, including $36,806 of unrealized depreciation, were combined with those of the CTFR Limited-Term Portfolio.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolios use independent pricing services approved by the Board of Trustees to value its investments wherever possible. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. All securities for Money Market are valued at amortized cost which approximates market in accordance with Rule 2a-7 of the Investment Company Act of 1940. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2006, securities valued at $9,170,000, or 2.0% of net assets, of the Limited-Term Portfolio, were fair valued in good faith under the direction of the Board of Trustees.

Repurchase Agreements: The Portfolios may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, hold underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolios could experience a delay in recovering the value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See Notes to Statements of Net Assets on page 34.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly for Money Market; dividends from net investment income are declared and paid monthly for Limited-Term and Long-Term. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodians' fees may be paid indirectly by credits earned on the Fund's cash on deposit with the banks. These credits are used to reduce the Fund's expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Money Market Insurance: The Money Market Portfolio has obtained private insurance that partially protects it against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Portfolio are excluded from this coverage. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

Redemption Fee: The Limited-Term and Long-Term Portfolios charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (Long-Term) or seven days (five days prior to September 27, 2006) of purchase (Limited-Term) in the same Portfolio. The redemption fee is paid to the Class of the Portfolio from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Portfolio.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company ("UNIFI"). The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, based on the following annual rates of average daily net assets:

	First	Next	Over
	$500 Million	$500 Million	$1 Billion
Money Market	.25%	.20%	.15%
Limited-Term	.60%	.50%	.40%
Long-Term	.60%	.50%	.40%

Under terms of the agreement $181,241, $245,947, and $27,090 was payable at year end for Money Market, Limited-Term, and Long Term, respectively. In addition, $68,371, $35,329, and $2,183 was payable at year end for operating expenses paid by the Advisor during December 2006, for Money Market, Limited-Term and Long-Term, respectively.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee. Class O and Institutional Class of Money Market pay annual rates of .26% and .05%, respectively, based on their average daily net assets. The remaining portfolios of the Fund pay monthly an annual fee of $80,000, which is allocated between the Portfolios based on their relative net assets. Under terms of the agreement $201,659 and $5,500 and $606 was payable at year end for Money Market, Limited-Term and Long-Term, respectively.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan adopted by Class A of Long-Term allows the Portfolio to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed an annual rate of average daily net assets of .35% on Long-Term. Under terms of the agreement $4,063 was payable at year end for Long-Term.

The Distributor received $9,932 and $17,181 as its portion of commissions charged on sales of Limited-Term and Long-Term, respectively during the year ended December 31, 2006.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $610,781, $43,305, and $3,522 for the year ended December 31, 2006 for Money Market, Limited-Term and Long-Term, respectively. Under terms of the agreement $47,346, $3,009, and $272 was payable at year end for Money Market, Limited-Term, and Long-Term, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 ($25,000 prior to January 1, 2006) plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:

	Limited-Term	Long-term
Purchases	$421,343,104	$32,884,564
Sales	492,010,438	38,921,815

Money Market held only short-term investments.

The following table presents the cost of investments for federal income tax purposes, the components of net unrealized appreciation (depreciation) as of December 31, 2006 and the net capital loss carryforwards with expiration dates as of December 31, 2006.

	Money Market	Limited-Term	Long-Term
Federal income tax cost	$906,161,788	$471,261,122	$50,951,249
Unrealized appreciation	--	1,397,761	1,908,545
Unrealized (depreciation)	--	(18,992,622)	(795,490)
Net appreciation (depreciation)	--	($17,594,861)	$1,113,055

Capital Loss Carryforwards

Expiration Date	Limited-Term	Long-Term
December 31, 2012	$2,204,809	--
December 31, 2013	$2,278,445	--
December 31, 2014	$616,112	$164,287

Capital loss carryforwards may be utilized to offset current and future capital gains until expiration.

Limited-Term intends to elect to defer post-October losses of $6,290,976 to the calendar year ending December 31, 2007. Such losses if unutilized will expire in 2015.

The tax character of dividends and distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

Money Market	2006	2005
Distributions paid from:
Tax-exempt income	$26,787,862	$19,072,386
Ordinary income	28,830	1,395
Long-term capital gain	36,442	--
Total	$26,853,134	$19,073,781

Limited-Term	2006	2005
Distributions paid from:
Tax-exempt income	$18,703,571	$24,141,930
Ordinary income	1,606	4,288
Total	$18,705,177	$24,146,218

Long-Term	2006	2005
Distributions paid from:
Tax-exempt income	$2,258,760	$2,548,250
Ordinary income	1,307	1,900
Long-term capital gain	--	387,515
Total	$2,260,067	$2,937,665

As of December 31, 2006, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Money Market	Limited-Term	Long-Term
	Portfolio	Portfolio	Portfolio
Undistributed tax-exempt income	$95,927	$285,669	$13,989
Capital loss carryforward	--	(5,099,366)	(164,287)
Unrealized appreciation (depreciation)	--	(17,594,861)	1,113,055
Total	$95,927	($22,408,558)	$962,757

Reclassifications, as shown in the table below, have been made to the funds components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards, as applicable) under income tax law and regulations. The primary permanent difference causing such reclassifications is due to the treatment of market discount for federal tax purposes for Money Market and Limited Term and the recharacterization of distributions for Money Market.

	Money Market	Limited-Term
Undistributed net investment income	$61,523	($3,304)
Accumulated net realized gain (loss)	(61,523)	(21,147)
Paid-in capital	--	24,451

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statements of net assets are due to market discounts and wash sales for Limited-Term and Long-Term, post-October loss deferrals for Limited-Term, futures contracts for Long-Term, and the tax treatment of defaulted bonds for Limited-Term.

The Portfolios may sell or purchase securities to and from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2006, such purchase and sales transactions were:

	Money Market	Limited-Term	Long-Term
Purchases	$220,965,000	$184,482,856	$18,260,000
Sales	152,710,000	255,545,000	21,252,000
Net Realized Gain	--	--	19,218

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolios had no loans outstanding pursuant to this line of credit at December 31, 2006. For the year ended December 31, 2006, borrowings by the Portfolios under the agreement were as follows:

		Weighted		Month of
	Average	Average	Maximum	Maximum
	Daily	Interest	Amount	Amount
Portfolio	Balance	Rate	Borrowed	Borrowed
Money Market	$149,833	5.66%	$4,260,356	December 2006
Limited-Term	243,499	5.64%	10,421,434	September 2006
Long-Term	44,074	5.57%	2,604,909	January 2006

Tax Information (Unaudited)

Money Market Portfolio designates $26,787,862 as exempt-interest dividends paid during the calendar year ended December 31, 2006. Money Market Portfolio also designates $36,442 as capital gain dividends paid during the calendar year ended December 31, 2006.

Limited-Term Portfolio designates $18,703,571 as exempt-interest dividends paid during the calendar year ended December 31, 2006.

Long-Term Portfolio designates $2,258,760 as exempt-interest dividends paid during the calendar year ended December 31, 2006.

Money Market Portfolio
Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Class O Shares	2006	2005	2004
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.028	.018	.006
Distributions from
Net investment income	(.028)	(.018)	(.006)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	2.83%	1.79%	.58%(x)
Ratios to average net assets: A
Net investment income	2.78%	1.77%	.57%
Total expenses	.69%	.69%	.70%
Expenses before offsets	.69%	.69%	.69%
Net expenses	.67%	.68%	.69%
Net assets, ending (in thousands)	$903,667	$987,404	$1,069,129

	Years Ended
	December 31,	December 31,
Class O Shares	2003	2002
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.005	.009
Distributions from
Net investment income	(.005)	(.009)
Net asset value, ending	$1.00	$1.00

Total return*	.50%	.89%
Ratios to average net assets: A
Net investment income	.49%	.90%
Total expenses	.67%	.68%
Expenses before offsets	.67%	.68%
Net expenses	.67%	.67%
Net assets, ending (in thousands)	$1,167,378	$1,085,825

See notes to financial statements.

Money Market Portfolio
Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Institutional Class	2006	2005	2004
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.030	.021	.009
Distributions from
Net investment income	(.030)	(.021)	(.009)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	3.08%	2.09%	.90%(x)
Ratios to average net assets: A
Net investment income	3.00%	2.09%	.87%
Total expenses	.43%	.38%	.38%
Expenses before offsets	.43%	.38%	.37%
Net expenses	.41%	.37%	.37%
Net assets, ending (in thousands)	$11,533	$41,330	$29,729

	Years Ended
	December 31,	December 31,
Institutional Class	2003	2002
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.008	.012
Distributions from
Net investment income	(.008)	.012
Net asset value, ending	$1.00	$1.00

Total return*	.83%	1.24%
Ratios to average net assets: A
Net investment income	.85%	1.24%
Total expenses	.35%	.34%
Expenses before offsets	.35%	.34%
Net expenses	.35%	.34%
Net assets, ending (in thousands)	$97,137	$173,443

See notes to financial statements.

Limited-Term Portfolio
Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Class A Shares	2006	2005	2004
Net asset value, beginning	$10.57	$10.61	$10.74
Income from investment operations
Net investment income	.32	.27	.20
Net realized and unrealized gain (loss)	(.17)	(.04)	(.13)
Total from investment operations	.15	.23	.07
Distributions from
Net investment income	(.32)	(.27)	(.20)
Net realized gain	--	--	--
Total distributions	(.32)	(.27)	(.20)
Total increase (decrease) in net asset value	(.17)	(.04)	(.13)
Net asset value, ending	$10.40	$10.57	$10.61

Total return*	1.40%	2.21%	.62%
Ratios to average net assets: A
Net investment income	2.97%	2.50%	1.80%
Total expenses	.71%	.66%	.59%
Expenses before offsets	.71%	.66%	.59%
Net expenses	.70%	.66%	.59%
Portfolio turnover	110%	57%	39%
Net assets, ending (in thousands)	$464,571	$770,320	$1,210,008

	Years Ended
	December 31	December 31,
Class A Shares	2003	2002
Net asset value, beginning	$10.74	$10.69
Income from investment operations
Net investment income	.20	.28
Net realized and unrealized gain (loss)	**	.05
Total from investment operations	.20	.33
Distributions from
Net investment income	(.20)	(.28)
Net realized gain	**	**
Total distributions	(.20)	(.28)
Total increase (decrease) in net asset value	.00	.05
Net asset value, ending	$10.74	$10.74

Total return*	1.91%	3.11%
Ratios to average net assets: A
Net investment income	1.88%	2.57%
Total expenses	.57%	.62%
Expenses before offsets	.57%	.62%
Net expenses	.57%	.62%
Portfolio turnover	31%	47%
Net assets, ending (in thousands)	$1,659,356	$1,348,434

See notes to financial statements.

Long-Term Portfolio
Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Class A Shares	2006	2005	2004
Net asset value, beginning	$16.54	$16.64	$16.93
Income from investment operations
Net investment income	.66	.68	.65
Net realized and unrealized gain (loss)	.03	**	(.29)
Total from investment operations	.69	.68	.36
Distributions from
Net investment income	(.66)	(.68)	(.65)
Net realized gains	--	(.10)	--
Total distributions	(.66)	(.78)	(.65)
Total increase (decrease) in net asset value	.03	(.10)	(.29)
Net asset value, ending	$16.57	$16.54	$16.64

Total return*	4.25%	4.15%	2.20%
Ratios to average net assets: A
Net investment income	3.93%	4.04%	3.91%
Total expenses	.88%	.89%	.89%
Expenses before offsets	.82%	.89%	.88%
Net expenses	.80%#	.88%	.88%
Portfolio turnover	60%	116%	151%
Net assets, ending (in thousands)	$52,855	$62,930	$63,310

	Years Ended
	December 31,	December 31,
Class A Shares	2003	2002
Net asset value, beginning	$17.03	$16.20
Income from investment operations
Net investment income	.69	.70
Net realized and unrealized gain (loss)	.11	1.02
Total from investments	.80	1.72
Distributions from
Net investment income	(.69)	(.72)
Net realized gains	(.21)	(.17)
Total distributions	(.90)	(.89)
Total increase (decrease) in net asset value	(.10)	.83
Net asset value, ending	$16.93	$17.03

Total return*	4.77%	10.84%
Ratios to average net assets: A
Net investment income	3.96%	4.22%
Total expenses	.86%	.87%
Expenses before offsets	.85%	.86%
Net expenses	.85%	.85%
Portfolio turnover	219%	113%
Net assets, ending (in thousands)	$71,548	$74,231

See notes to financial statements.

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

*     Total return does not reflect deduction of Class A front-end sales charge and is not annualized for periods less than one year.

**     Amount was less than .001 per share.

(x)     On December 31, 2004, the Advisor voluntarily contributed $57,730 and $73,758 to Money Market's Class O and Class I shares, respectively, to offset some embedded capital losses in the Fund's NAV, which are not deductible for tax purposes. This transaction was deemed a "payment by affiliate." This payment by affiliate is not available for distribution and therefore does not affect total return.

#     Net expenses would have been .86% absent the non-recurring fee waiver by the Fund's third party service provider.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 6, 2006, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor with respect to each of the Portfolios.

In evaluating the Investment Advisory Agreement with respect to each Portfolio, the Board considered on a Portfolio-by-Portfolio basis a variety of information relating to the Portfolios and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolios by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolios, and a separate report prepared by an independent third party, which provided a statistical analysis comparing each Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement with respect to each Portfolio. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement with respect to each Portfolio with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement with respect to each Portfolio, the Board considered on a Portfolio-by-Portfolio basis the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing each Portfolio's advisory fee; comparative performance, fee and expense information for each Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from its relationship with each Portfolio; the effect of each Portfolio's growth and size on the Portfolio's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided to the Portfolios by the Advisor under the Investment Advisory Agreements, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies for each Portfolio as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for each Portfolio, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to each Portfolio by the Advisor under the applicable Investment Advisory Agreement.

In considering each Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about each Portfolio's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement with respect to each Portfolio, including, among other information, a comparison of each Portfolio's total return with its respective Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report, which indicated the following:

Money Market Portfolio. For the one-, two-, three- and four-year annualized periods ended June 30, 2006, the Portfolio's performance was slightly below the median of its peer group, while for the five- and ten-year annualized periods ended June 30, 2006, the Portfolio's performance was above the median of its peer group. The Portfolio underperformed its Lipper index for the one-, two-, three-, four- and five-year annualized periods ended June 30, 2006 and outperformed the Lipper index for the ten-year annualized period ended June 30, 2006. Based upon its review, the Board concluded that the Portfolio's performance was satisfactory.

Limited-Term Portfolio. For the one-, two-, three-, four-, five- and ten-year annualized periods ended June 30, 2006, the Portfolio's performance was below the median of its peer group. The Portfolio underperformed its Lipper index for the same one-, two-, three-, four-, five- and ten-year annualized periods. The Board took into account management's discussion of the Portfolio's performance, including its more recent performance. Based upon its review, the Board concluded that the Portfolio's performance was being addressed.

Long-Term Portfolio. For the two-, three- and four-year annualized periods ended June 30, 2006, the Portfolio's performance was below the median of its peer group, while for the one-, five- and ten-year annualized periods ended June 30, 2006, the Portfolio's performance was above the median of its peer group. The Portfolio underperformed its Lipper index for the two-, three-, four-, five- and ten-year annualized periods ended June 30, 2006, while it outperformed the Lipper index for the one-year annualized period ended June 30, 2006. The Board took into account management's discussion of the Portfolio's performance, including its more recent performance. Based upon its review, the Board concluded that the Portfolio's performance was being addressed.

In considering the Portfolios' fees and expenses, the Board compared each Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated the following:

Money Market Portfolio. Among other findings, the data indicated that the Portfolio's advisory fee was below the median of its peer group and that total expenses (net of any fees paid indirectly) were above the median of its peer group. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the high quality of services received by the Portfolio from the Advisor and the other factors considered.

Limited-Term Portfolio. Among other findings, the data indicated that the Portfolio's advisory fee was above the median of its peer group and that total expenses (net of any fees paid indirectly) were below the median of its peer group. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.

Long-Term Portfolio. Among other findings, the data indicated that the Portfolio's advisory fee (after taking into account waivers/expense reimbursements) was above the median of its peer group and that total expenses (net of any fee waivers/expense reimbursements and fees paid indirectly) were below the median of its peer group. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.

In reviewing the overall profitability of each advisory fee to the Portfolios' Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to each Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with each Portfolio in terms of the total amount of annual advisory fees it received with respect to that Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with each Portfolio. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with each Portfolio was reasonable.

The Board considered the effect of each Portfolio's current size and potential growth on its performance and fees. The Board noted that each Portfolio's advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above certain specified asset levels as the Portfolio's assets increased. The Board noted that the Long-Term Portfolio had not yet reached the specified asset level at which a breakpoint to its advisory fee would be triggered and that the Money Market Portfolio and the Limited-Term Portfolio had reached such asset levels and were currently realizing economies of scale in their respective advisory fees. The Board also noted that if a Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement with respect to each Portfolio, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and its determinations were made separately with respect to each Portfolio.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement with respect to each Portfolio, among others: (a) the Advisor had demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintained appropriate compliance programs; (c) performance of the Money Market Portfolio was satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices and performance of the Limited-Term and Long-Term Portfolios was being addressed; (d) the Advisor was likely to execute its investment strategies consistently over time; and (e) each Portfolio's advisory fee was reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the applicable Investment Advisory Agreement was in the interests of each Portfolio and its shareholders.

Trustee and Officer Information Table

			# of Calvert
	Position	Position	Portfolios		Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Age	Fund	Date	During Last 5 Years		(Not Applicable to Officers)
DISINTERESTED TRUSTEES/DIRECTORS
RICHARD L. BAIRD, JR. AGE: 58	Trustee/ Director	1976 (CTFR-1980) (CMF-1992)	President and CEO of the Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	26
FRANK H. BLATZ, JR., Esq. AGE: 71	Trustee/ Director	1982 (CMF - 1992)	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	26
DOUGLAS E. FELDMAN, M.D. AGE 58	Trustee/ Director	1982 (CMF - 1992)	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
PETER W. GAVIAN, CFA, ASA AGE: 74	Trustee/ Director	1980 (CMF - 1992)	Since 1976, President of Corporate Finance of Washington, Inc., a business appraisal firm. He is a Chartered Financial Analyst and an Accredited Senior Appraiser (business evaluation).	12
JOHN GUFFEY, JR. AGE: 58	Trustee/ Director	1976 (CTFR - 1980) (CMF - 1992)	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm (inactive as of 2003). President, Aurora Press, Inc., 2002.	26	Ariel Funds (3) Calvert Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 61	Trustee/ Director	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
ARTHUR J. PUGH AGE: 69	Trustee/ Director	1982 (CMF - 1992)	Retired executive.	26	Acacia Federal Savings Bank
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 54	Trustee/ Director & President	1997	President, Chief Executive Officer and Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
DAVID R. ROCHAT AGE: 69	Trustee/ Director & Senior Vice President	1980 (CMF - 1992)	Executive Vice President of Calvert Asset Management Company, Inc. and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc. Chelsea Securities, Inc.
D. WAYNE SILBY, Esq. AGE: 58	Trustee/ Director & Chair	1976 (CTFR - 1980) (CMF - 1992)	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm. (inactive as of 2003).	26	UNIFI Mutual Holding Company Calvert Foundation Grameen Foundation USA GroupServe Foundation Studio School Fund Syntao.com China
OFFICERS
KAREN BECKER AGE: 54	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 48	Assistant Vice President and Assistant Secretary	1988 (CMF - 1992)	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 42	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 38	Assistant Vice President and Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.
STEVEN A. FALCI AGE: 47	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2003, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 33	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 57	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 56	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 42	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 36	Assistant Vice President and Assistant Secretary	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2002, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
JANE B. MAXWELL, Esq. AGE: 54	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
ANDREW K. NIEBLER, Esq. AGE: 39	Assistant Secretary	2006	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton for 7 years.
CATHERINE P. ROY AGE: 51	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 59	Vice President and Secretary	1990 (CMF - 1992)	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 54	Treasurer	1979 (CTFR - 1980) (CMF - 1992)	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 45	Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor. Mr. Rochat is an interested person of the Fund since he is an officer and director of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Tax-Free Reserves

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

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

Calvert

Investments that make a difference®

E-Delivery Sign-up -- details inside

December 31, 2006

Annual Report

Calvert Tax-Free Reserves
Vermont Municipal
Portfolio

Calvert

Investments that make a difference

A UNIFI Company

Calvert Tax-Free Reserves Vermont Municipal Portfolio

Table of Contents

President's Letter
2

Portfolio Manager Remarks
4

Shareholder Expense Example
8

Report of Independent Registered Public Accounting Firm
9

Statement of Net Assets
10

Statement of Operations
12

Statements of Changes in Net Assets
13

Notes to Financial Statements
14

Financial Highlights
19

Explanation of Financial Tables
20

Proxy Voting and Availability of Quarterly Portfolio Holdings
22

Basis for Board's Approval of Investment Advisory Contract
23

Trustee and Officer Information Table
26

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Dear Shareholder:

Over the twelve-month period ended December 31, 2006, the U.S. economy and financial markets persevered to deliver overall strong results--despite volatile energy prices, the ongoing Iraq war, large trade deficits, and a change in Federal Reserve (Fed) policy and leadership.

While the fixed-income markets ultimately made gains, bond investors were challenged for much of the year by the uncertainty surrounding interest rates and an inverted yield curve (where interest rates for shorter-term bonds are higher than those for longer-term securities). After 17 consecutive rate increases, the Fed has left short-term rates unchanged since August. In our view, the Fed may be in a long-term holding pattern, awaiting clear signals of either a heating or cooling economy before they move short-term rates again.

An Inverted Yield Curve

At year end, and at various points during 2006, the yield curve for the bond market was inverted, with 3-month Treasury bills offering higher yields than longer-term, 20-year Treasury bonds. Typically, of course, longer-term securities offer higher rates to compensate investors for taking on greater risk. Inverted yield curves are a rarity--we've only had nine over the past 50 years--but they are significant because historically they have often preceded an economic slowdown or even a recession. However, as we look at strong employment, healthy corporate profits, and other economic indicators, we do not feel a recession is likely.

Our 30-Year Milestone in Fixed-Income Management

On the corporate side, 2006 was a significant year for Calvert, marking our 30th anniversary. As you may know, Calvert's initial investment offering was the First Variable Rate Fund, the first money-market fund in the country designed to deliver competitive, variable interest rates. On the fixed-income side of our business, assets reached a record $7 billion in 2006--a tribute to our strong management team and results.

Former Calvert Board Member Awarded 2006 Nobel Peace Prize

In 2006, Dr. Muhammad Yunus and Grameen Bank were jointly awarded the Nobel Peace Prize for their pioneering work in microfinance. An original board member of Calvert World Values Fund, Dr. Yunus founded the Grameen Bank in 1976 to provide poor people with access to small loans that empower them to start or expand their own businesses. Calvert has long believed in the power that investing can have on economic well-being; this award explicitly acknowledges the direct link between financial self-sufficiency and peace. Calvert is proud of our 10-year association with Dr. Yunus and of the role that our firm and shareholders have played in supporting work in microfinance and community investment.

A Long-Term, Disciplined Outlook

With so many diverse factors affecting the economy and bond market, the expertise of a professional bond fund manager can be very beneficial. Calvert's experience in the fixed-income markets spans 30 years, covering virtually every type of interest-rate environment. We encourage you to work with a financial professional, who can provide important insights into investment markets and personal financial planning.

As Calvert celebrates its 30th anniversary year, I'd like to thank you for your continued confidence in our investment products, and we look forward to continuing to serve you in the year ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
January 2007

Investors should carefully consider the investment objective, risks, charges, and expenses of a mutual fund before investing. For a prospectus containing this and other information on any Calvert mutual fund, contact your financial advisor or call 1.800.CALVERT. Please read the prospectus carefully before investing.

Calvert Tax-Free Reserves Vermont Municipal Portfolio

Portfolio Managers

Thomas A. Dailey
James B. O'Boyle

Fund Information primary investments Vermont long-term tax-exempt bonds NASDAQ symbol CGVTX CUSIP number 131620-70-0

Performance

Calvert Tax-Free Reserves Vermont Municipal Portfolio Class A shares returned 4.03% for the one-year period ended December 31, 2006, versus the benchmark Lehman Municipal Bond Index*** return of 4.84 % and the Lipper Other States Municipal Debt Funds Average return of 4.40%.

Investment Climate

During the 12-month reporting period, the Federal Reserve (Fed) increased the target Fed funds rate 0.25% at the first four of its eight scheduled meetings, pushing the rate to 5.25% before moving to the sidelines in August. Money-market interest rates, including those of the three-month Treasury bill, rose in response to these hikes.1 Long-term interest rates increased slightly, with the benchmark 10-year Treasury yield rising 0.31% to 4.70%.

The U.S. economy grew at a 3.4% pace during the reporting period, as measured by gross domestic product (GDP), which is in line with the long-term U.S. average.2 GDP growth was anchored by a very strong first quarter followed by below-trend growth for the remainder of the year. Inflation became an issue during the year, however. The headline consumer price index (CPI) exceeded a 4% annualized pace and the core CPI, which excludes volatile food and energy prices, increased nearly 3%. By the end of the year, however, core inflation had moderated to a 2.6% annual pace although it still remained outside the Fed's comfort zone.

In May, rising headline and core inflation led the Fed to suggest that more rate increases were possible. But in August, the Fed paused its interest rate hikes to see what the economy and inflation would do on its own, and this wait-and-see attitude continues at year-end.

While municipal bond issuance for the national market remains high, it has started to decline on a year over year basis. On the Vermont state level, Bond Buyer statistics show that 2006 issuance declined in volume from 2005 by 15.4%. During the years the spreads between uninsured Vermont tax-exempt general obligation bonds widened up to three basis points out to 20 years versus the MMD AAA GO curve. Spreads on longer maturity bonds remained unchanged for the period. (Source: Municipal Market Data)

Portfolio Strategy

Throughout the reporting period

Our strategy reflects Calvert's FourSight® management process, which seeks to deliver competitive results even during difficult markets. With this four-step process, we manage duration, monitor the yield curve, optimize sector allocation, and analyze credit quality. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

During the first half of 2006, municipal interest rates rose across the yield curve for all maturities, as economic growth proved more resilient than expected and the rate of inflation began to accelerate. However, by the end of the year the rate of inflation had begun to slow, along with the pace of economic growth, triggering a bond market rally (or decline in interest rates).

Even after the second half rally, AAA municipal short-term interest rates on maturities of five years or less still ended the year higher. But rates for maturities beyond five years actually dropped about 0.2 percentage points by the end of the year--in large part due to the insatiable demand for yield. Investors worldwide have been chasing securities with even slightly higher yields--pushing values up and interest rates down, especially among longer-term and lower-rated securities.

Given this slight decline in longer-term municipal bond interest rates during the year--which caused the value of these bonds to rise--the Fund's shorter relative duration negatively impacted the Portfolio. The Fund's overweighting to insured bonds (which are insured against default on principal and interest) was another detractor, as lower-quality bonds outperformed higher-quality ones. However, the Portfolio's allocation to education and pre-refunded bonds--so called because they are backed by U.S. Treasury bonds--helped performance.

Going forward

Demand for municipal bonds is strong and municipal bond issuance remains high. We are currently positioned defensively from both an interest rate and credit standpoint, and plan to continue concentrating new purchases on higher-quality securities until we feel lower-quality issues offer enough yield incentive. AAA rated bonds comprised 67% of holdings of the Portfolio as of June 30, 2006, which increased to 73% as of year-end. This defensive stance requires us to remain patient while global demand for higher income and foreign investment in US bonds continues, driving bond prices up and yields down across all debt markets. But we believe our patience will pay off once yield spreads (the difference in interest rates between short- and long-term bonds and higher- and lower-quality issues) begin to widen again.

Outlook

While core inflation remained high at year-end, the pace of inflation finally slowed over the latter half of 2006. If data continue to support this slowing trend, the Fed may see no need for further interest rate hikes. We expect U.S. economic growth to be slower than average in coming quarters, but do not expect a recession. And, while it may be too soon to tell if we've truly reached bottom in the housing slump, there are encouraging signs that the sector may be stabilizing as we head into 2007.

We are also watching the actions of central banks around the globe, many of which started gradually raising their interest rates during the reporting period. The U.S. relies heavily on foreign investment in U.S. securities to help offset our broad deficit, so it's important that domestic interest rates stay competitive with foreign rates.

Finally, municipal credit spreads--or the differences in interest rates for higher-quality and lower-quality bonds--are very narrow right now, which means that investors aren't being compensated much for taking on the additional risk of securities with lower credit-quality ratings. We believe this may be about to change, however, and are keeping an eye on this trend.

Looking ahead, we believe the Portfolio is well positioned for the coming year.

January 2007

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2006, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

1. The three-month Treasury bill yield rose 0.94%, to 5.02%.

2. Average annualized growth rate of real GDP over the last 50 years was 3.3%. Data source: Commerce

Department.

Comparative Investment Performance (Total Return at NAV)
(as of 12.31.06)

	CTFR	Lipper Other States	Lehman
	Vermont Municipal	Municipal Debt	Municipal Bond
	Portfolio	Funds Average	Index **
1 year	4.03%	4.40%	4.84%
5 year*	4.43%	4.42%	5.53%
10 year*	4.36%	4.65%	5.76%

Total return at NAV does not reflect the deduction of the Portfolios 3.75% front-end sales charge.

*    Average annual return

**    Source: Lipper Analytical Services, Inc.

***  Unlike a fund, the Index does not incur expenses and is not available for investment.

Portfolio
Statistics
monthly
dividend yield
12.31.06	3.11%
12.31.05	3.43%

30 day SEC yield
12.31.06	3.35%
12.31.05	3.41%

weighted
average maturity
12.31.06	12 years
12.31.05	13 years

effective duration
12.31.06	4.77 years
12.31.05	4.35 years

average annual
total return
as of 12.31.06
1 year	0.13%
5 year	3.63%
10 year	3.96%

Growth of a hypothetical $10,000 investment

The average annual total returns below and in the line graph assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 3.75%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. Past performance is no guarantee of future returns. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Source: Lipper Analytical Services, Inc.

Economic Sectors	% of Total Investments
Bond Bank	12.3%
Development	4.0%
Education	19.2%
Facilities	2.4%
General Obligation	19.1%
General Revenue	5.5%
Housing	4.4%
Medical	4.3%
Pollution Control	1.3%
Transportation	10.2%
Utilities	17.3%
100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	7/1/06	12/31/06	7/1/06 - 12/31/06
Actual	$1,000.00	$1,036.70	$3.62
Hypothetical	$1,000.00	$1,021.65	$3.59
(5% return per
year before expenses)

*    Expenses are equal to the Fund's annualized expense ratio of 0.70%, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Trustees of Calvert Tax-Free Reserves and
Shareholders of Vermont Municipal Portfolio:

We have audited the accompanying statement of net assets of the Vermont Municipal Portfolio, a series of Calvert Tax-Free Reserves, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Vermont Municipal Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 23, 2007

Statement of Net Assets
December 31, 2006

	Principal
Municipal Obligations - 98.5%	Amount	Value
Vermont - 69.8%
Burlington Vermont Electric Revenue Bonds:
6.375%, 7/1/10	$3,125,000	$3,400,906
5.375%, 7/1/12	1,405,000	1,522,711
Rutland County Vermont Solid Waste District Revenue Bonds:
6.60%, 11/1/07	100,000	102,122
6.70%, 11/1/08	100,000	104,607
6.75%, 11/1/09	100,000	106,943
6.80%, 11/1/10	100,000	109,311
6.80%, 11/1/11	100,000	111,276
6.85%, 11/1/12	100,000	113,329
University of Vermont and State Agriculture College Revenue Bonds:
5.00%, 10/1/23	1,000,000	1,071,670
5.125%, 10/1/27	1,000,000	1,056,740
Vermont Municipal Bonds Bank Revenue Bonds:
5.00%, 12/1/17	1,000,000	1,076,580
5.50%, 12/1/18	1,060,000	1,125,847
5.00%, 12/1/19	2,000,000	2,136,040
5.50%, 12/1/19	1,500,000	1,593,180
Vermont State Economic Development Authority General Revenue
VRDN, 3.95%, 5/1/09 (r)	1,950,000	1,950,000
Vermont State Educational and Health Buildings Financing
Agency Revenue Bonds:
5.00%, 12/1/12	1,000,000	1,064,710
5.50%, 7/1/18	1,955,000	2,027,492
5.00%, 10/1/23	1,000,000	1,037,150
5.625%, 10/1/25	1,000,000	1,011,380
5.00%, 11/1/32	1,810,000	1,899,486
5.50%, 1/1/33	1,100,000	1,141,371
5.00%, 10/31/46	1,000,000	1,052,910
Vermont State GO Bonds:
Zero Coupon, 8/1/08	400,000	378,012
5.00%, 2/1/15	2,300,000	2,486,070
4.625%, 8/1/17	2,000,000	2,067,800
Vermont State Housing Finance Agency Single Family Revenue Bonds:
4.00%, 11/1/12 (r)	530,000	527,387
5.25%, 11/1/20	195,000	199,815
5.55%, 11/1/21	545,000	560,887
4.90%, 11/1/22	805,000	826,614
Vermont State Public Power Supply Authority Revenue Bonds,
5.25%, 7/1/13	2,180,000	2,372,472
Total Vermont (Cost $33,225,898)		34,234,818

	Principal
Municipal Obligations - Cont'd	Amount	Value
Territories - 28.7%
Guam Electric Power Authority Revenue Bonds, 5.25%, 10/1/12	$1,000,000	$1,049,550
Guam Government LO Highway and Transportation Authority
Revenue Bonds, 4.50%, 5/1/12	1,500,000	1,550,055
Puerto Rico Commonwealth GO Bonds:
6.50%, 7/1/14	1,690,000	1,995,214
5.50%, 7/1/17	1,000,000	1,141,470
5.50%, 7/1/21	1,000,000	1,166,280
Puerto Rico Commonwealth Highway and Transportation Authority
Revenue Bonds:
5.50%, 7/1/17	2,000,000	2,282,940
5.25%, 7/1/38 (prerefunded 7/1/12 @ 100)	1,000,000	1,081,740
Puerto Rico Public Buildings Authority Revenue Bonds, 5.25%, 7/1/20	1,000,000	1,135,060
Puerto Rico Public Finance Corp. Revenue Bonds, 5.70%, 8/1/25
(prerefunded 2/1/10 @ 100)	1,000,000	1,059,550
Virgin Islands Public Finance Authority Revenue Bonds:
5.25%, 10/1/15	1,000,000	1,101,140
4.25%, 10/1/29	500,000	491,375

Total Territories (Cost $13,981,461)		14,054,374

TOTAL INVESTMENTS (Cost $47,207,359) - 98.5%		48,289,192
Other assets and liabilities, net - 1.5%		751,508
Net Assets - 100%		$49,040,700

Net Assets Consist of:
Paid-in capital applicable to 3,122,998 Class A shares of beneficial interest, unlimited number of no par shares authorized		$47,914,527
Undistributed net investment income		16,790
Accumulated net realized gain (loss) on investments		11,543
Net unrealized appreciation (depreciation) on investments		1,097,840

Net Assets		$49,040,700

Net Asset Value Per Share		$15.70

			Underlying	Unrealized
	Number of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Sold:
U.S. Treasury Bonds	5	3/07	$557,188	$16,007

(r)      The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:

GO: General Obligation

LO: Limited Obligation

VRDN: Variable Rate Demand Notes

See notes to financial statements.

Statement of Operations
Year Ended December 31, 2006

Net Investment Income
Investment Income:
Interest income	$2,073,481

Expenses:
Investment advisory fee	292,959
Transfer agency fees and expenses	28,129
Trustees' fees and expenses	3,106
Administrative fees	5,402
Accounting fees	7,077
Custodian fees	13,708
Registration fees	4,476
Reports to shareholders	8,656
Professional fees	19,350
Miscellaneous	2,467
Total expenses	385,330
Fees waived	(28,325)
Fees paid indirectly	(6,083)
Net expenses	350,922

Net Investment Income	1,722,559

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(47,101)
Futures	87,057
39,956

Change in unrealized appreciation (depreciation) on:
Investments	77,726
Futures	80,722
158,448

Net Realized and Unrealized Gain
(Loss)	198,404

Increase (Decrease) in Net Assets
Resulting From Operations	$1,920,963

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income	$1,722,559	$1,799,995
Net realized gain (loss)	39,956	379,187
Change in unrealized appreciation or (depreciation)	158,448	(1,127,031)

Increase (Decrease) in Net Assets
Resulting From Operations	1,920,963	1,052,151

Distributions to shareholders from:
Net investment income	(1,738,478)	(1,795,612)
Net realized gain	--	(310,735)
Total distributions	(1,738,478)	(2,106,347)

Capital share transactions:
Shares sold	3,020,827	3,886,476
Reinvestment of distributions	1,055,603	1,308,088
Redemption fees	143	--
Shares redeemed	(4,804,716)	(6,209,372)
Total capital share transactions	(728,143)	(1,014,808)

Total Increase (Decrease) in Net Assets	(545,658)	(2,069,004)

Net Assets
Beginning of year	49,586,358	51,655,362
End of year (including undistributed net investment income of $16,790 and $32,728, respectively)	$49,040,700	$49,586,358

Capital Share Activity
Shares sold	193,057	245,415
Reinvestment of distributions	67,696	82,864
Shares redeemed	(307,613)	(391,698)
Total capital share activity	(46,860)	(63,419)

See notes to financial statements.

Notes To Financial Statements

Note A -- Significant Accounting Policies

General: The Vermont Municipal Portfolio (the "Portfolio"), a series of Calvert Tax-Free Reserves (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of four separate portfolios. The operations of each series are accounted for separately. Class A shares of the Portfolio are sold with a maximum front-end sales charge of 3.75%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Short-term notes are stated at amortized cost, which approximates fair value. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2006, no securities were fair valued under the direction of the Board of Trustees.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Redemption Fees: The Portfolio charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Portfolio. The redemption fee is paid to the Class of the Portfolio from which the redemption is made and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Portfolio.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly based on the following annual rates of average daily net assets: .60% on the first $500 million, .50% on the next $500 million and .40% on the excess of $1 billion. Under the terms of the agreement, $25,056 was payable at year end. In addition, $1,564 was payable at year end for operating expenses paid by the Advisor during December 2006.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee. The Fund (exclusive of the Money Market portfolio) pays monthly an annual fee of $80,000, which is allocated between the Portfolios based on their relative net assets. Under the terms of the agreement, $560 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. The Distributor received $14,059 as its portion of commissions charged on sales of the Portfolio for the year ended December 2006.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $3,743 for the year ended December 31, 2006. Under the terms of the agreement, $293 was payable at year end. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 ($25,000 prior to January 1, 2006) plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $2,518,025 and $4,701,619, respectively.

The cost of investments owned at December 31, 2006 for federal income tax purposes was $47,199,550. Net unrealized appreciation aggregated $1,089,642, of which $1,193,102 related to appreciated securities and $103,460 related to depreciated securities.

The tax character of dividends and distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

	2006	2005
Distributions paid from:
Tax-exempt income	$1,737,335	$1,794,204
Ordinary income	1,143	1,408
Long-term capital gain	--	310,735
Total	$1,738,478	$2,106,347

As of December 31, 2006, the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$8,980
Undistributed ordinary income	27,550
Unrealized appreciation (depreciation)	1,089,642
Total	$1,126,172

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statements of net assets are due to the treatment of market discounts and futures contracts for federal tax purposes.

The Portfolio may sell or purchase securities to and from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2006, such purchase and sales transactions were $8,020,000 and $5,395,000, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2006. For the year ended December 31, 2006, borrowing information by the Portfolio under the Agreement was as follows:

Average	Weighted	Maximum	Month of
Daily	Average interest	Amount	Maximum Amount
Balance	Rate	Borrowed	Borrowed
$9,720	5.77%	$730,363	October 2006

Tax Information (Unaudited)

The Vermont Portfolio designates $1,737,335 as exempt-interest dividends paid during the calendar year ended December 31, 2006.

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Class A Shares	2006	2005	2004
Net asset value, beginning	$15.64	$15.98	$16.16
Income from investment operations
Net investment income	.55	.56	.56
Net realized and unrealized gain (loss)	.07	(.24)	(.18)
Total from investment operations	.62	.32	.38
Distributions from
Net investment income	(.56)	(.56)	(.56)
Net realized gains	--	(.10)	--
Total distributions	(.56)	(.66)	(.56)
Total increase (decrease) in net asset value	.06	(.34)	(.18)
Net asset value, ending	$15.70	$15.64	$15.98

Total return *	4.03%	2.05%	2.44%
Ratios to average net assets: A
Net investment income	3.53%	3.56%	3.53%
Total expenses	.79%	.81%	.81%
Expenses before offsets	.73%	.81%	.80%
Net expenses	.72%#	.80%	.80%
Portfolio turnover	5%	13%	15%
Net assets, ending (in thousands)	$49,041	$49,586	$51,655

	Years Ended
	December 31,	December 31,
Class A Shares	2003	2002
Net asset value, beginning	$16.21	$15.56
Income from investment operations
Net investment income	.60	.65
Net realized and unrealized gain (loss)	.10	.78
Total from investment operations	.70	1.43
Distributions from
Net investment income	(.60)	(.66)
Net realized gains	(.15)	(.12)
Total distributions	(.75)	(.78)
Total increase (decrease) in net asset value	(.05)	.65
Net asset value, ending	$16.16	$16.21

Total return *	4.42%	9.37%
Ratios to average net assets: A
Net investment income	3.70%	4.08%
Total expenses	.80%	.79%
Expenses before offsets	.79%	.79%
Net expenses	.79%	.78%
Portfolio turnover	26%	20%
Net assets, ending (in thousands)	$52,888	$53,884

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

*     Total return does not reflect deduction of Class A front-end sales charge and is not annualized for periods less than one year.

#     Net expenses would have been .78% absent the non-recurring fee waiver by the Fund's third party service provider.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisor Contract

At a meeting held on December 6, 2006, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with management through Board of Trustees' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio's performance was above the median of its peer group for the one-year annualized period ended June 30, 2006 and was below the median of its peer group for the two-, three-, four-, five- and ten-year annualized periods ended June 30, 2006. The Board took into account management's discussion of the Portfolio's performance, including its more recent performance. Based upon its review, the Board concluded that the Portfolio's performance was being addressed.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee (after taking into account waivers/expense reimbursements) was above the median of its peer group and that total expenses (net of any fee waivers/expense reimbursements and fees paid indirectly) were below the median of its peer group. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.

In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above certain specified asset levels as the Portfolio's assets increased. The Board noted that the Portfolio had not yet reached the specified asset level at which a breakpoint to its advisory fee would be triggered. The Board also noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor had demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintained appropriate compliance programs; (c) performance of the Portfolio was being addressed; (d) the Advisor was likely to execute its investment strategies consistently over time; and (e) the Portfolio's advisory fee was reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement was in the interests of the Portfolio and its shareholders.

Trustee and Officer Information Table

			# of Calvert
	Position	Position	Portfolios		Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Age	Fund	Date	During Last 5 Years		(Not Applicable to Officers)
DISINTERESTED TRUSTEES/DIRECTORS
RICHARD L. BAIRD, JR. AGE: 58	Trustee/ Director	1976 (CTFR-1980) (CMF-1992)	President and CEO of the Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	26
FRANK H. BLATZ, JR., Esq. AGE: 71	Trustee/ Director	1982 (CMF - 1992)	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	26
DOUGLAS E. FELDMAN, M.D. AGE 58	Trustee/ Director	1982 (CMF - 1992)	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
PETER W. GAVIAN, CFA, ASA AGE: 74	Trustee/ Director	1980 (CMF - 1992)	Since 1976, President of Corporate Finance of Washington, Inc., a business appraisal firm. He is a Chartered Financial Analyst and an Accredited Senior Appraiser (business evaluation).	12
JOHN GUFFEY, JR. AGE: 58	Trustee/ Director	1976 (CTFR - 1980) (CMF - 1992)	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm (inactive as of 2003). President, Aurora Press, Inc., 2002.	26	Ariel Funds (3) Calvert Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 61	Trustee/ Director	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
ARTHUR J. PUGH AGE: 69	Trustee/ Director	1982 (CMF - 1992)	Retired executive.	26	Acacia Federal Savings Bank
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 54	Trustee/ Director & President	1997	President, Chief Executive Officer and Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
DAVID R. ROCHAT AGE: 69	Trustee/ Director & Senior Vice President	1980 (CMF - 1992)	Executive Vice President of Calvert Asset Management Company, Inc. and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc. Chelsea Securities, Inc.
D. WAYNE SILBY, Esq. AGE: 58	Trustee/ Director & Chair	1976 (CTFR - 1980) (CMF - 1992)	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm. (inactive as of 2003).	26	UNIFI Mutual Holding Company Calvert Foundation Grameen Foundation USA GroupServe Foundation Studio School Fund Syntao.com China
OFFICERS
KAREN BECKER AGE: 54	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 48	Assistant Vice President and Assistant Secretary	1988 (CMF - 1992)	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 42	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 38	Assistant Vice President and Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.
STEVEN A. FALCI AGE: 47	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2003, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 33	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 57	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 56	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 42	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 36	Assistant Vice President and Assistant Secretary	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2002, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
JANE B. MAXWELL, Esq. AGE: 54	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
ANDREW K. NIEBLER, Esq. AGE: 39	Assistant Secretary	2006	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton for 7 years.
CATHERINE P. ROY AGE: 51	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 59	Vice President and Secretary	1990 (CMF - 1992)	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 54	Treasurer	1979 (CTFR - 1980) (CMF - 1992)	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 45	Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor. Mr. Rochat is an interested person of the Fund since he is an officer and director of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Tax-Free Reserves Vermont Municipal Portfolio

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

printed on recycled paper using soy-based inks

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Social Index Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Small Cap Value Fund
Mid Cap Value Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund


Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder reports presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees/Directors has determined that M. Charito Kruvant, an "independent" Trustee/Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:
	Fiscal Year ended 12/31/06		Fiscal Year ended 12/31/05
	$	%*	$	% *

(a) Audit Fees	$64,460	0%	$62,700	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$11,000	0%	$10,560	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$75,460	0%	$73,260	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/06		Fiscal Year ended 12/31/05
$	%*	$	% *

$8,500	0%	$10,000	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics.

Attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT TAX-FREE RESERVES

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer
Date:	March 2, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer

Date: March 2, 2007

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer

Date: March 2, 2007